LEGG MASON CHARLES STREET TRUST, INC.
             BATTERYMARCH U.S. SMALL CAPITALIZATION EQUITY PORTFOLIO

       INSTITUTIONAL CLASS SHARES and FINANCIAL INTERMEDIARY CLASS SHARES

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 2005


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Portfolio's Prospectus for Institutional Class and Financial Intermediary Class shares (dated August 1, 2005), which has been filed with the Securities and Exchange Commission ("SEC"). The Portfolio's financial statements and the report of its independent registered public accounting firm are incorporated by reference from the Portfolio's annual report to shareholders into (and are therefore legally part of) this Statement of Additional Information. A copy of either the Prospectus or the annual report may be obtained without charge from the Portfolio's distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason"), by calling 1-800-425-6432.


                             Legg Mason Wood Walker,
                                  Incorporated
--------------------------------------------------------------------------------

                                100 Light Street
                                  P.O. Box 1476
                         Baltimore, Maryland 21203-1476
                          (410) 539-0000 (800) 822-6432

Table of Contents

Description of the Portfolio                                                                               3
Definitions                                                                                                3
Additional Information About Investment Limitations and Policies                                           4
Additional Information About Securities, Investment Techniques and Related Risks                           6
Valuation of Portfolio Shares                                                                             22
Performance Information                                                                                   25
Management of the Portfolio                                                                               26
Purchases and Redemptions                                                                                 39
Exchange Privilege                                                                                        40
Systematic Withdrawal Plan                                                                                40
Portfolio Transactions and Brokerage                                                                      41
Additional Tax Information                                                                                42
Capital Stock Information                                                                                 44
Financial Statements                                                                                      45
Proxy Voting Policies                                                                                     A-1







          No person has been authorized to give any information or to make any representations not contained in the Prospectus or this Statement of Additional Information in connection with the offerings made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Portfolio or its distributor. The Prospectus and this Statement of Additional Information do not constitute offerings by the Portfolio or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

Description of the Portfolio


Legg Mason Charles Street Trust, Inc. ("Corporation") is an open-end diversified management investment company that was incorporated in Maryland on January 13, 1998. Batterymarch U.S. Small Capitalization Equity Portfolio ("Portfolio") is the sole operational series of the Corporation.


Definitions

"Adviser" means Batterymarch.

"Batterymarch" means Batterymarch Financial Management, Inc., 200 Clarendon Street, Boston, Massachusetts 02116.

"Code" means the Internal Revenue Code of 1986, as amended.

"Distributor" means Legg Mason, the party that is responsible for the distribution or sale of the Corporation's shares.

"Exchange" means the New York Stock Exchange.

"Fundamental Investment Limitation" means an investment limitation of the Portfolio that may be changed only with the affirmative vote of the lesser of
(a) more than 50% of the outstanding shares of the Portfolio or (b) 67% or more of the shares of the Portfolio present at a shareholders' meeting if more than 50% of the outstanding shares of the Portfolio are represented at the meeting in person or by proxy. Only those policies or limitations expressly designated as such are Fundamental Investment Limitations. All other policies and limitations may be changed without shareholder approval.

"Independent Director" means a Director of the Corporation who is not an "interested person" (as defined in the 1940 Act) of the Corporation.

"Legg Mason" means Legg Mason Wood Walker, Incorporated.

"Manager" or "LMFA" means Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, MD 21202.

"1940 Act" means the Investment Company Act of 1940, as amended.

"NRSRO" means a nationally recognized statistical rating organization, including Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").

"Plan" means the Portfolio's Distribution and Shareholder Services Plan (12b-1
Plan) for the Financial Intermediary Class.

"SAI" means this Statement of Additional Information.

"SEC" means the Securities and Exchange Commission.

"12b-1 Director" means a Director of the Corporation who is an Independent Director and who has no direct or indirect financial interest in the operation of the Plan or the Corporation's Underwriting Agreement.

Additional Information About Investment Limitations and Policies

                                  FUND POLICIES

The following information supplements the information concerning the Portfolio's investment objective, policies and limitations found in the Prospectus.

The Portfolio's investment objective is long-term capital appreciation. The investment objective is non-fundamental and may be changed by the Corporation's Board of Directors without shareholder approval upon at least 60 days' prior written notice to shareholders.

     The Portfolio has adopted the following Fundamental Investment Limitations.

1. BORROWING: The Portfolio may not borrow money, except (1) in an amount not exceeding 33 1/3 % of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls;

2. UNDERWRITING: The Portfolio may not engage in the business of underwriting the securities of other issuers, except as permitted by the 1940 Act and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the Portfolio may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, "1940 Act Laws, Interpretations and Exemptions"). This restriction does not prevent the Portfolio from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act");

3. LOANS: The Portfolio may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Portfolio from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests;

4. SENIOR SECURITIES: The Portfolio may not issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions;

5. REAL ESTATE: The Portfolio may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Portfolio from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests;

6. COMMODITIES: The Portfolio may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Portfolio from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities;

7. CONCENTRATION: The Portfolio may not make any investment if, as a result, the Portfolio's investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and
     Exemptions) in any one industry. This restriction does not limit the Portfolio's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

Although not a part of the Portfolio's Fundamental Investment Limitation on concentration, it is the current position of the SEC staff that a portfolio's investments are concentrated in an industry when 25% or more of the portfolio's net assets are invested in issuers whose principal business is in that industry. If the Portfolio were to "concentrate" its investments in a particular industry, investors would be exposed to greater risks because the Portfolio's performance would be largely dependent on that industry's performance.

The foregoing fundamental investment limitations may be changed only by "the vote of a majority of the outstanding voting securities" of the Portfolio, a term defined in the 1940 Act to mean the vote (a) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present, or (b) of more than 50% of the outstanding voting securities of the Portfolio, whichever is less.

The following are some of the non-Fundamental Investment Limitations that the Portfolio currently observes:

1. BORROWING: The Portfolio will not borrow for investment purposes an amount in excess of 5% of its total assets.

2. ILLIQUID SECURITIES: The Portfolio may invest up to 15% of its net assets in illiquid securities.

3. SHORT SALES: The Portfolio may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short). This restriction does not prevent the Portfolio from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased on a forward commitment or delayed delivery basis or other financial instruments.

4. MARGIN PURCHASES: The Portfolio may not purchase securities on margin, except that (1) the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions and (2) the Portfolio may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased on a forward-commitment or delayed-delivery basis or other financial instruments.

The Portfolio is diversified under the 1940 Act. Although not a part of the Portfolio's Fundamental Investment Limitations, the 1940 Act states that a portfolio is diversified if it invests at least 75% of the value of its total assets in cash and cash items (including receivables), U.S. Government securities, securities of other investment companies and other securities limited in respect of any one issuer to (1) no more than 5% of the value of the portfolio's total assets and (2) no more than 10% of the outstanding voting securities of such issuer. The Portfolio may change to non-diversified status only with the affirmative vote of the Portfolio's shareholders.

Except as otherwise stated, if a fundamental or non-fundamental percentage limitation set forth above is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in value of portfolio securities, in the net asset value of the Portfolio, or in the number of securities an issuer has outstanding, will not be considered to be outside the limitation. The Portfolio will monitor the level of borrowing and illiquid securities in its portfolio and will make necessary adjustments to maintain the required asset coverage and adequate liquidity.

Under normal conditions, the Portfolio will invest at least 80% of its assets in equity securities of companies with small market capitalizations domiciled, or having their principal activities, in the United States. The Portfolio may not change its policy to invest at least 80% of its assets in equity securities of companies with small market capitalizations domiciled or having their principal activities in the United States without providing shareholders at least 60 days' prior written notice. For purposes of this limitation only, assets include the amount of any borrowing for investment purposes.

Additional Information About Securities, Investment Techniques and Related Risks

In addition to the principal investment strategies and the principal risks described in the Prospectus, the Portfolio may employ other investment practices and may be subject to other risks, some of which are described below. Unless a strategy or policy described below is specifically prohibited by applicable law or by the investment restrictions explained in the Prospectus, or elsewhere in this SAI, the Portfolio may engage in each of the practices listed below.

Investment Policies

Except for investment policies designated as fundamental in the Prospectus or this SAI, the investment policies described in the Prospectus and in this SAI are not fundamental policies. Changes to fundamental investment limitations require shareholder approval; the Directors may change any non-fundamental investment limitation without shareholder approval.

Foreign Securities

DEPOSITARY RECEIPTS. American Depositary Receipts, or "ADRs," are securities issued by a U.S. depositary (usually a bank) and represent a specified quantity of underlying non-U.S. securities on deposit with a custodian bank as collateral. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer or the underlying security. ADRs may also be subject to exchange rate risks if the underlying securities are denominated in foreign currency. The Portfolio may also invest in similar non-U.S. instruments issued by foreign banks or trust companies, such as Global Depositary Receipts ("GDRs") and European Depositary Receipt ("EDRs"). For purposes of its investment policies, the Portfolio will treat ADRs and similar instruments as equivalent to investment in the underlying securities.

Preferred Stocks and Convertible Securities

A preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of nonconvertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities, but rank senior to common stock in a corporation's capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which may be less than the ultimate conversion or exchange amount. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to (1) permit the issuer to redeem the security (2) convert it into the underlying common stock or
(3) sell it to a third party. Any of these actions could have an adverse effect on the Portfolio's ability to achieve its investment objective.

Debt and Fixed-Income Securities

The Portfolio may invest in a variety of debt and fixed-income securities. These securities share one principal risk: their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the Portfolio's fixed-income investments. Conversely, during periods of rising interest rates, the value of the Portfolio's fixed-income investments will generally decline. The magnitude of these fluctuations will generally be greater when the Portfolio's duration or average maturity is longer. Changes in the value of portfolio securities will not affect interest income from those securities, but will be reflected in the Portfolio's net asset value. The most common types of these instruments, and the associated risks, are described below. Subject to its investment policies and applicable law, the Portfolio may invest in these and other fixed-income instruments.

U.S. GOVERNMENT OBLIGATIONS. U.S. Government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as Ginnie Mae certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (such as obligations of the Federal Home Loan Banks);
(c) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac). In the case of obligations not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

CORPORATE DEBT SECURITIES. The Portfolio may invest in debt securities (i.e., bonds, debentures, notes and other similar debt instruments) of domestic non-governmental issuers which meet the minimum credit quality criteria set forth for the Portfolio. Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may include warrants, may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock.

RATINGS OF DEBT OBLIGATIONS. Moody's, S&P and other NRSROs are private organizations that provide ratings of the credit quality of debt obligations. The Portfolio may consider these ratings in determining whether to purchase, sell or hold a security. Ratings are not absolute assurances of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Credit rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

LOWER-RATED SECURITIES. Non-investment grade securities, i.e., securities rated below Baa by Moody's or BBB by S&P or comparable ratings of other NRSROs or unrated securities of comparable quality, are described as "speculative" by Moody's and S&P and may be subject to greater market fluctuations and greater risk of loss of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Such securities are commonly referred to as "junk bonds." The Adviser seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions and will monitor the ratings of securities held by the Portfolio and the creditworthiness of their issuers. If the rating of a security in which the Portfolio has invested falls below the minimum rating in which the Portfolio is permitted to invest, the Portfolio will either dispose of that security within a reasonable time or hold the security for so long as the Adviser determines appropriate, having due regard for market conditions, tax implications and other applicable factors.

A debt security may be callable, i.e., subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a debt security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security or sell it to a third party.

The market for lower-rated securities has expanded rapidly in recent years. At certain times, the prices of many lower-rated securities have declined and the ratings of many initially higher-rated debt securities have fallen, indicating concerns that issuers of such securities might experience financial difficulties. At such times, the yields on lower-rated securities have risen dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default.

The ratings of Moody's and S&P represent the opinions of those agencies as to the quality of the debt securities that they rate. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. If securities are rated investment grade by one NRSRO and below investment grade by the others, the Adviser may rely on the rating that it believes is more accurate and may consider the instrument to be investment grade. The Adviser will consider a security's quality and credit rating when determining whether such security is an appropriate investment. Subject to its investment objective, policies and applicable law, the Portfolio may purchase a security with the lowest rating.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold, and may make it difficult for the Portfolio to obtain market quotations daily. If market quotations are not available, these securities will be valued by a method that the Corporation's Board of Directors believes accurately reflects fair market value. Judgment may play a greater role in valuing lower-rated debt securities than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly-traded market.

Although the prices of lower-rated bonds are generally less sensitive to interest rate changes than are higher-rated bonds, the prices of lower-rated bonds may be more sensitive to adverse economic changes and developments regarding the individual issuer. Although the market for lower-rated debt securities is not new, and the market has previously weathered economic downturns, there has been in recent years a substantial increase in the use of such securities to fund corporate acquisitions and restructurings. Accordingly, the past performance of the market for such securities may not be an accurate indication of its performance during economic downturns or periods of rising interest rates. When economic conditions appear to be deteriorating, medium- to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of the prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for lower-rated securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. Lower-rated securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during periods of rising interest rates. In addition, the secondary market for lower-rated securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Therefore, prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Portfolio's net asset value.

Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls an obligation for redemption, the Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Portfolio's investment portfolio and increasing the exposure of the Portfolio to the risks of lower-rated securities.

DURATION. Duration is a measure of the expected life of a fixed income security on a cash flow basis. Duration takes the time intervals over which the interest and principal payments are scheduled and weights each by the present values of the cash to be received at the corresponding future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon bond with a maturity of 3.5 years will have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the longer its duration; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration.

There may be circumstances under which even duration calculations do not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities may have final maturities of ten or more years; however, their interest exposure corresponds to the frequency of the coupon reset. Similarly, many mortgage pass-through securities may have stated final maturities of 30 years, but current prepayment rates are more critical in determining the security's interest rate exposure. In these situations, the Adviser may consider other analytical techniques that incorporate the economic life of a security into its determination of interest rate exposure.

Commercial Paper and Other Short-Term Investments

The Portfolio may invest or hold cash or other short-term investments, including commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The Portfolio may purchase commercial paper issued pursuant to the private placement exemption in Section 4(2) of the 1933 Act. Section 4(2) paper is restricted as to disposition under federal securities laws, in that any resale must similarly be made in an exempt transaction. The Portfolio may or may not regard such securities as illiquid, depending on the circumstances of each case.

The Portfolio may also invest in obligations (including certificates of deposit, demand and time deposits and bankers' acceptances) of U.S. banks and savings and loan institutions. While domestic bank deposits are insured by an agency of the U.S. Government, the Portfolio will generally assume positions considerably in excess of the insurance limits.

Forward Commitments

The Portfolio may enter into commitments to purchase securities on a "forward commitment" basis, including purchases on a "when-issued" basis or a "to be announced" basis. When such transactions are negotiated, certain terms may be fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Such securities are often the most efficiently priced and have the best liquidity in the bond market. During the period between a commitment and settlement, no payment is made by the purchaser for the securities purchased and, thus, no interest accrues to the purchaser from the transaction. In a "to be announced" transaction, the Portfolio commits to purchase securities for which all specific information is not yet known at the time of the trade, particularly the exact face amount in forward commitment mortgage-backed securities transactions.

The Portfolio may sell the securities subject to a forward commitment purchase, which may result in a gain or loss. When the Portfolio purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Purchases of forward commitment securities also involve a risk of loss if the seller fails to deliver after the value of the securities has risen. Depending on market conditions, the Portfolio's forward commitment purchases could cause its net asset value to be more volatile.

The Portfolio may also enter into a forward commitment to sell securities it owns and will generally do so only with the intention of actually delivering the securities. The use of forward commitments enables the Portfolio to hedge against anticipated changes in interest rates and prices. In a forward sale, the Portfolio does not participate in gains or losses on the security occurring after the commitment date. Forward commitments to sell securities also involve a risk of loss if the seller fails to take delivery after the value of the securities has declined.

Forward commitment transactions involve additional risks similar to those associated with investments in options and futures contracts. See "Risks of Futures Contracts and Options Thereon."

Illiquid Investments and Restricted Securities

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Securities for which there is not a readily available market ("illiquid investments") will not be acquired by the Portfolio if such acquisition would cause the aggregate value of illiquid investments to exceed 15% of the Portfolio's net assets.

Under SEC regulations, certain securities acquired through private placements can be traded freely among qualified purchasers. The SEC has stated that an investment company's board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is "liquid." The Portfolio intends to rely on this rule, to the extent appropriate, to deem specific securities acquired through private placement as "liquid." The Board has delegated to the Adviser the responsibility for determining whether a particular security eligible for trading under this rule is "liquid." Investing in these restricted securities could have the effect of increasing the Portfolio's illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the United States, may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

Illiquid investments may be difficult to value, and the Portfolio may have difficulty disposing of such securities promptly.

Securities of Other Investment Companies

         The Portfolio may invest in the securities of other investment companies, including open-end mutual funds, closed-end funds, unit investment trusts, private investment companies and offshore investment companies. An investment in an investment company involves risks similar to those of investing directly in the investment company's portfolio securities, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

         In addition, investing in the securities of other investment companies involves certain other risks, costs, and expenses for the Portfolio. If the Portfolio invests in another investment company, the Portfolio will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company, which are in addition to the advisory fees and other operational expenses charged to the Portfolio. In addition, the Portfolio could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security. An investment in the shares of a closed-end investment company may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the net asset value of the issuers' portfolio securities.

         The Portfolio may also invest in the securities of private investment companies, including "hedge funds." As with investments in other investment companies, if the Portfolio invests in a private investment company, the Portfolio will be charged its proportionate share of the advisory fees and other operating expenses of such company. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the Portfolio. In addition, private investment companies are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which other registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment companies are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the Portfolio to sell its shares at an advantageous price and time. Finally, because shares of private investment companies are not publicly traded, a fair value for the Portfolio's investment in these companies typically will have to be determined under policies approved by the Board of Directors.

         The 1940 Act provides that the Portfolio may not purchase or otherwise acquire the securities of other "registered investment companies" (as defined in the 1940 Act) if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of any investment company;
(ii) securities issued by any one investment company having a value in excess of 5% of the Portfolio's total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the Portfolio's total assets.

         The Portfolio will invest in the securities of other investment companies, including private investment companies, when, in the Adviser's judgment, the potential benefits of the investment justify the expense and risk of investing in such investment companies.

Securities of Exchange-Traded Funds

The Portfolio may invest in the securities of exchange traded funds ("ETFs"). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or stocks (the "Underlying Securities"). The Underlying Securities are typically selected to correspond to the stocks or other securities that comprise a particular broad based, sector or international index, or that are otherwise representative of a particular industry sector. An investment in an ETF involves risks similar to investing directly in each of the Underlying Securities, including the risk that the value of the Underlying Securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

     If an ETF is a registered investment company (as defined above), the limitations applicable to the Portfolio's ability to purchase securities issued by other investment companies will apply.

Repurchase Agreements

         A repurchase agreement is an agreement under which securities are acquired from a securities dealer or bank subject to resale at an agreed upon price and date. The securities are held by the Portfolio as collateral until retransferred and will be supplemented by additional collateral if necessary to maintain a total market value equal to or in excess of the value of the repurchase agreement. The Portfolio bears a risk of loss if the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. The Portfolio also bears the risk that the proceeds from any sale of collateral will be less than the repurchase price. Repurchase agreements may be viewed as loans by the Portfolio.

         In determining its status as a diversified fund, the Portfolio, in accordance with SEC rules and staff positions, considers investment in a fully collateralized repurchase agreement to be equivalent to investment in the collateral.

Reverse Repurchase Agreements, Dollar Rolls, other Borrowings and Senior S ecurities

         A reverse repurchase agreement is a portfolio management technique in which the Portfolio temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which includes an amount essentially equivalent to an interest payment. While engaging in reverse repurchase agreements, the Portfolio will segregate cash or securities with a value at least equal to the Portfolio's obligation under the agreements, adjusted daily. Reverse repurchase agreements may expose the Portfolio to greater fluctuations in the value of its assets and render the segregated assets unavailable for sale or other disposition. Reverse repurchase agreements may be viewed as borrowings by the Portfolio.

         The Portfolio may also enter into dollar roll transactions in which the Portfolio sells a fixed-income security for delivery in the current month and simultaneously contracts to purchase a substantially similar (same type, coupon and maturity) security at an agreed upon future time. By engaging in the dollar roll transaction the Portfolio forgoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Portfolio would also be able to earn interest on the income that is received from the initial sale.

         The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the Portfolio is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the Portfolio may be adversely affected.

         The Portfolio will limit its investments in reverse repurchase agreements and other borrowing (including dollar roll transactions) to no more than one-third of its total assets. To avoid potential leveraging effects of such borrowing, the Portfolio will not make investments while its borrowing (including reverse repurchase agreements but excluding dollar rolls) is in excess of 5% of its total assets. To curtail potential leveraging effects of dollar rolls, the Portfolio will segregate assets as required by the 1940 Act.

         The 1940 Act requires the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of at least 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, the Portfolio may be required to sell some of its holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may increase the effect on net asset value of any increase or decrease in the market value of the Portfolio.

         Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit;

either of these requirements would increase the cost of borrowing over the stated interest rate. The Portfolio may enter into reverse repurchase agreements and dollar roll transactions as a method of borrowing.

SENIOR SECURITIES. The 1940 Act prohibits the issuance of senior securities by a registered open-end fund with one exception. The Portfolio may borrow from banks, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings of the Portfolio. The Portfolio's non-bank borrowings for temporary purposes only, in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made, is not deemed to be an issuance of a senior security.

         There are various investment techniques that may give rise to an obligation of a portfolio to make a future payment about which the SEC has stated it would not raise senior security concerns, provided the portfolio maintains segregated assets or an offsetting position in an amount that covers the future payment obligation. Such investment techniques include, among other things, when-issued securities, futures and forward contracts, short-options positions and repurchase agreements. The Portfolio is permitted to engage in these techniques.

Loans of Portfolio Securities

         The Portfolio may lend its portfolio securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the Portfolio. During the time securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividends or interest paid on such securities, and the Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Portfolio or the borrower. The Portfolio may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Portfolio does not have the right to vote securities on loan, but would terminated the loan and regain the right to vote if that were considered important with respect to the investment. The Portfolio does not presently expect to have on loan at any given time securities totaling more than one-third of its net assets. The Portfolio runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may decline before the Portfolio can dispose of it.

Portfolio Turnover

         The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." As a result of the Portfolio's investment policies, under certain market conditions the Portfolio's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These sales may result in realization of capital gains, which are taxable to shareholders when distributed to them. Higher portfolio turnover rates, such as those above 100%, are likely to result in higher brokerage commissions or other transactions costs and could give rise to a greater amount of realized capital gains.

New Investment Products

         New types of derivative instruments and hedging instruments are developed and marketed from time to time. Consistent with its investment limitations, the Portfolio expects to invest in those new types of securities and instruments that the Adviser believes may assist the Portfolio in achieving its investment objective.

Real Estate Investment Trusts ("REITs")

         REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. Under the Code, a REIT is not taxed on income it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it generally distribute to its shareholders at least 90% of its taxable income (other than net capital gain) for each taxable year. REITs can generally be classified as equity REITs, mortgage REITs, and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

         While the Portfolio will not invest in real estate directly, to the extent it invests in equity or hybrid REITs it may be subject to risks similar to those associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants and changes in interest rates.

         In addition to these risks, REITs may be affected by changes in the value of the underlying property owned by the trusts, or by the quality of any credit they extend. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition to the foregoing risks, certain "special purpose" REITs in which the Portfolio invests may invest their assets in specific real estate sectors, such as hotels, nursing homes or warehouses, and are therefore subject to the risks associated with adverse developments in any such sectors.

         It is not uncommon for REITs, after the end of their tax years, to change the characterization of the income and capital gains they have distributed during the preceding year. If this happens, the Portfolio could be required to issue revised notices to its shareholders changing the character of the Portfolio's distributions.

Options, Futures and Other Strategies

GENERAL. The Portfolio may invest in certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, "Financial Instruments") to attempt to enhance its return or yield or to attempt to hedge its investments. Except as otherwise provided in the Prospectus or this SAI or by applicable law, the Portfolio may purchase and sell any type of Financial Instrument.

Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Portfolio's portfolio. Thus, in a short hedge the Portfolio takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Portfolio intends to acquire. Thus, in a long hedge, the Portfolio takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Portfolio does not own a corresponding security and, therefore, the transaction does not relate to a security the Portfolio owns. Rather, it relates to a security that the Portfolio intends to acquire. If the Portfolio does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Portfolio's portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Portfolio owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Portfolio has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors. Except as otherwise provided in the Prospectus or this SAI or by applicable law, the Portfolio may use Financial Instruments for any purpose, including non-hedging purposes.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, the Portfolio's ability to use Financial Instruments may be limited by tax considerations. See "Additional Tax Information."

In addition to the instruments, strategies and risks described below, the Adviser expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with the Portfolio's investment objective and permitted by its investment restrictions and applicable regulatory authorities. The Portfolio might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Prospectus and this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

SPECIAL RISKS. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the Portfolio's portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1) Successful use of most Financial Instruments depends upon the Adviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

(2) There might be an imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities or other assets being hedged.

     Because there is a limited number of types of exchange-traded Financial Instruments, it is likely that the standardized contracts available will not match the Portfolio's current or anticipated investments exactly. The Portfolio may invest in Financial Instruments based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the position in Financial Instruments will not track the performance of the Portfolio's other investments.

     Prices of Financial Instruments can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. Prices of Financial Instruments are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the markets for Financial Instruments and the securities markets, from structural differences in how Financial Instruments and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Portfolio may purchase or sell Financial Instruments with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio's positions in Financial Instruments are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Portfolio entered into a short hedge because the Adviser projected a decline in the price of a security in the Portfolio's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss. In either such case, the Portfolio would have been in a better position had it not attempted to hedge at all.

(4) As described below, the Portfolio might be required to maintain segregated assets as "cover," or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Portfolio were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Portfolio sell a portfolio security at a disadvantageous time.

(5) The Portfolio's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Portfolio.

COVER. Transactions using Financial Instruments, other than purchased options, expose the Portfolio to an obligation to another party. The Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in the prescribed amount as determined daily.

Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Portfolio's assets for cover or segregation could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

ADDITIONAL RISKS OF FINANCIAL INSTRUMENTS TRADED ON FOREIGN EXCHANGES. Financial Instruments may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

OPTIONS. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The Portfolio may purchase call options for any purpose. For example, a call option may be purchased by the Portfolio as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the Portfolio's potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Portfolio either sells or exercises the option, any profit realized would be reduced by the premium.

The Portfolio may purchase put options for any purpose. For example, a put option may be purchased by the Portfolio as a short hedge. The put option enables the Portfolio to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Portfolio below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Portfolio realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

Writing put or call options can enable the Portfolio to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, the Portfolio may also suffer a loss as a result of writing options. For example, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Portfolio would suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security or currency at less than its market value. If the call option is an over-the-counter ("OTC") option, the securities or other assets used as cover would be considered illiquid to the extent described under "Restricted and Illiquid Investments."

Writing put options can serve as a limited long hedge, because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Portfolio will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

The Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Portfolio may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Portfolio to realize profits or limit losses on an option position prior to its exercise or expiration.

RISKS OF OPTIONS ON SECURITIES. Options offer large amounts of leverage, which will result in the Portfolio's net asset value being more sensitive to changes in the value of the related instrument. The Portfolio may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Portfolio and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Portfolio purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Portfolio as well as the loss of any expected benefit of the transaction.

The Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Portfolio might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If the Portfolio were unable to effect a closing transaction for an option it had purchased, due to the absence of a secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Portfolio could leave the Portfolio unable to prevent material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options normally have expiration dates of up to nine months. The exercise price of the options may be below, equal to or above the current market value of the underlying security or other instrument. Options that expire unexercised have no value, and the Portfolio will realize a loss in the amount of the premium paid and any transaction costs.

OPTIONS ON INDICES. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Portfolio writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Portfolio an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When the Portfolio buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Portfolio buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Portfolio's exercise of the put, to deliver to the Portfolio an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Portfolio writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Portfolio to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

RISKS OF OPTIONS ON INDICES. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the Portfolio writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Portfolio can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Portfolio could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Portfolio as the call writer will not learn that the Portfolio has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If the Portfolio has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the counter party to the option contract. While this type of arrangement allows the Portfolio great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. In addition, OTC options may be considered illiquid by the SEC.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of Financial Instrument called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield. The Portfolio may also write call and put options on futures contracts that are not covered.

Futures contracts may also be used for non-hedging purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Portfolio is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures broker. When the Portfolio purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Portfolio when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In contrast, when the Portfolio purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Although some futures and options on futures call for making or taking delivery of the underlying securities or currencies, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a gain, or if it is more, the Portfolio realizes a loss. If an offsetting sale price is more than the original purchase price, the Portfolio realizes a gain, or if it is less, the Portfolio realizes a loss. The Portfolio will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Portfolio were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

RISKS OF FUTURES CONTRACTS AND OPTIONS THEREON. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements.

Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the Adviser may still not result in a successful transaction. Of course, the Adviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

INDEX FUTURES. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the Portfolio's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Portfolio will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the Portfolio may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Portfolio has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based. To the extent such instruments are permitted by applicable law, this risk will also apply to security futures.

Where index futures are purchased to hedge against a possible increase in the price of securities before the Portfolio is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Portfolio then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

To the extent that the Portfolio enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Portfolio's assets that are at risk in futures contracts, options on futures contracts and currency options.

TURNOVER. The Portfolio's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Portfolio, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Portfolio has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Portfolio may also cause the sale of related investments, also increasing turnover; although such exercise is within the Portfolio's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Portfolio will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

SWAPS, CAPS, FLOORS and COLLARS. The Portfolio may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date or to attempt to enhance yield. A swap involves the exchange by the Portfolio with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the Portfolio's investments and its share price and yield because, and to the extent, these agreements affect the Portfolio's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift the Portfolio's investment exposure from one type of investment to another. For example, if the Portfolio agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Portfolio's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained as collateral. The Portfolio will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Portfolio. The Adviser and the Portfolio believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions.

         FLEXIBILITY. Generally, the foregoing is not intended to limit the Portfolio's investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the Portfolio as broadly as possible. Statements concerning what the Portfolio may do are not intended to limit any other activity. The Portfolio maintains the flexibility to use Financial Instruments for any purpose consistent with applicable law and any express limitations in this SAI or the Prospectus.

VALUATION OF PORTFOLIO SHARES

         Net asset value of the Portfolio's shares is determined daily for each class as of the close of regular trading on the Exchange, on every day the Exchange is open, by dividing the value of the total assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. Pricing will not be done on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         As described in the Prospectus, securities for which market quotations are readily available are valued at current market value. Securities traded on an exchange are normally valued at last sale prices. Securities traded on The Nasdaq Stock Market, Inc. ("Nasdaq") are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. Other OTC securities, and securities traded on exchanges for which there is no sale on a particular day (including debt securities), are valued at the mean of latest closing bid and asked prices. The Portfolio will value its foreign securities on the basis of foreign currency exchange rates determined prior to the close of trading on the Exchange, generally, 2:00 p.m. Eastern time. All other securities are valued at fair value as determined under procedures approved by the Board of Directors. The Portfolio may also use fair value pricing instead of market quotations to value securities if, because of special circumstances, the Portfolio believes fair value pricing would more accurately reflect the price it expects to realize on a current sale of the securities. Premiums received on the sale of put or call options are included in the net asset value of each class, and the current market value of options sold by the Portfolio will be subtracted from net assets of each class.

Disclosure of Portfolio Holdings

         The Corporation's Board of Directors has adopted the following guidelines with respect to the disclosure of the Portfolio's portfolio securities. The Board believes these policies are in the best interests of the Portfolio and its shareholders and that they strike an appropriate balance between the desire of investors for information about the Portfolio's portfolio holdings and the need to protect the Portfolio from potentially harmful disclosures. The extent of these disclosures and when they will be made was reviewed and approved by the Board upon the recommendations of the Portfolio's Adviser. The Board will be provided with reports regarding any determinations made by the Chief Legal Officer pursuant to the policy and any other material issues arising under the policies and can exercise oversight over the operation of the policies.

         Policy. Except as described below, no portfolio holdings information of the Portfolio shall be provided to any individual, investor, or other person or entity unless specifically authorized by the Portfolio's Chief Legal Officer or a person authorized by the Chief Legal Officer.

         Public Disclosure of Portfolio Holdings. The Portfolio distributes complete portfolio holdings information to its shareholders through semi-annual and annual reports within sixty days after period ends. Such semi-annual and annual reports are also made available to the public through postings at the same time on the Legg Mason Funds website www.lminstitutionalfunds.com. Additionally, complete portfolio information is filed with the Securities and Exchange Commission on Form N-Q for the first and third quarters of the fiscal year. The Portfolio's Form N-Q filings are available at the website of the Securities and Exchange Commission at http://www.sec.gov.

         Complete Portfolio holdings information as of quarter end may be disclosed no sooner than the last business day of the month following such quarter-end, provided that such information has been made available to the public through postings on the Legg Mason Funds website at least one day previously.

         Partial information concerning the Portfolio's holdings (such as top ten holdings) may be provided to Portfolio shareholders and other persons in fact sheets and other formats on a monthly or quarterly basis no sooner than 11 business days after quarter or month end, provided that such information has been made available to the public through postings on the Portfolio's website at least one day previously.

         Complete or partial portfolio holdings information may be included in responses to Requests for Proposal, Pitch Books or similar marketing materials, provided that such information is based only on the latest portfolio holdings information publicly available in accordance with the Portfolio's guidelines.

         Non-Public Dissemination of Portfolio Holdings Information. From time to time, portfolio holdings that are not publicly available may be required by third parties in order to perform various services for the Portfolio. Such entities may be provided with information more current than the latest publicly-available portfolio holdings only if the Chief Legal Officer of the Portfolio determines that 1) more current information is necessary in order for the third party to complete its task, 2) the Portfolio has a legitimate need for disclosing the information, and 3) the third party has agreed in writing (or is otherwise required by virtue of a written code of ethics, professional responsibility, governmental or SRO rules or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of the information. No consideration may be received by any party for providing non-public portfolio holdings information to any third party, except consideration received by the Portfolio in connection with the services being provided to it by the third party which receives the non-public information. The Adviser and its affiliates shall not be deemed to have received consideration solely by the fact that services provided to the Portfolio may result in sales of Portfolio shares.

         At the present time, the Portfolio has ongoing arrangements with the following parties to provide them with non-public portfolio holdings information:

     Service Providers:

     State Street Bank and Trust Company - Information is provided daily with no time lag.

     Ernst & Young LLP - Information is provided as needed with no lag time.

     Kirkpatrick & Lockhart Nicholson Graham LLP - Information is provided with Board materials approximately four to six weeks after quarter-end and may be provided at other times as needed with no time lag.

     Other Third Parties:

     Lipper Analytical Services Corporation - Information is provided quarterly with a time lag of five business days.

     FactSet Research Systems, Inc. - Information is provided daily with no time lag.

     Institutional Shareholder Services - Information is provided daily with no time lag.

     Macgregor Professional Services - Information is provided as needed with no time lag.

         In all cases, the party receiving the information has agreed in writing (or is otherwise required by virtue of a written code of ethics, professional responsibility, governmental or SRO rules or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

         Additionally, the Portfolio may occasionally reveal certain of its current portfolio securities to broker dealers in connection with that broker dealer executing securities transactions on behalf of the Portfolio. In such a case, the Portfolio does not enter into a formal confidentiality agreement with the broker dealer but relies on the broker dealer's obligations based on statutes, rules, and fiduciary obligations, not to trade based on the information or otherwise use it improperly. The Portfolio would not continue to conduct business with a broker dealer whom the Adviser believed was misusing the disclosed information.

         The Corporation's Board of Directors, officers, and certain Legg Mason employees, including funds accounting, legal, compliance, marketing, administrative personnel and members of certain Legg Mason committees or groups, have access to the Portfolio's portfolio holdings prior to the time it is made public. All such persons are subject to a Code of Ethics that requires that portfolio information be kept confidential and that such persons not trade securities on the basis of such information.

         The Portfolio may also provide certain information (other than complete portfolio holdings) as set forth in paragraphs 1 and 2 below that is related to the Portfolio's portfolio holdings or derived from the Portfolio's portfolio holdings to individual and institutional shareholders, prospective shareholders, intermediaries working on behalf of these persons (including consultants and fiduciaries of 401(k) plans), and the media even if the information has not been made publicly available on the Legg Mason Funds website or in other published form, so long as the Chief Legal Officer determines that the Portfolio has a legitimate business purpose for disclosing the information and the dissemination cannot reasonably give the recipient an advantage in trading Portfolio shares or in any other way harm the Portfolio or its shareholders.

1. A small number of portfolio holdings (including information that the Portfolio no longer holds a particular security). However, information about a security may not be released if it could reasonably be seen to interfere with the current or future purchase or sale activities of the Portfolio or is contrary to applicable law. In this respect, information about intended or ongoing transactions may not be released. However, such disclosure may not be made pursuant to ongoing arrangements with third parties to make such information available.

2. General information about the Portfolio's portfolio holdings that cannot be used to determine the Portfolio's portfolio holdings or any portion thereof. This would include such characteristics of the Portfolio as portfolio volatility, median capitalization, percentages of international and domestic securities, sector allocations, yields, performance attribution, types of bonds, term structure exposure, bond maturities, and duration.

          The Chief Legal Officer may authorize another person to make the determinations required under this policy. If consistent with the best interests of the Portfolio and its shareholders, such determinations (whether made by the Chief Legal Officer or his/her designee) do not necessarily need to be made each time the information is disclosed. For example, such determinations may be made with respect to general categories or information or a particular type of information disclosed to a particular third party or category of third party.

PERFORMANCI INFORMATION

          The Portfolio may, from time to time, include its total return in marketing materials or reports to shareholders or prospective investors. Quotations of average annual total return for a class of shares of the Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in that class of shares over periods of one, five and ten years or (up to the life of the class), calculated pursuant to the following formulas:

Before-Tax
                  P(1+T)n       =       ERV

where:            P             =       a hypothetical initial payment of $1,000
                  T             =       average annual total return
                  n             =       number of years
                  ERV           =       ending redeemable value of a
                                        hypothetical $1,000 payment made at
                                        the beginning of the 1-, 5-, and 10-year periods at the end of the 1-, 5- and 10-year periods (or fractional portion thereof).

After-Tax
Pre-liquidation return (average annual total return after taxes on distributions):

                  P(1+T)n  =        ATVD

where:            P             =       a hypothetical initial payment of $1,000
                  T             =       average annual total return (after taxes
                                        on distributions)
                  n             =       number of years
                  ATVD          =       ending value of hypothetical $1,000
                                        payment made at the beginning of the 1-, 5-, and 10-year periods at the end of the 1-, 5- and 10-year periods (or f ractional portion thereof) after taxes on Portfolio distributions but not after taxes on redemption.


Post-liquidation return (average annual total return after taxes on distributions and on redemption)

                  P(1+T)n           =       ATVDR

(Assumptions are the same, except that "DR" calculates the ending value after taxes on distributions and on redemption.)

         Under the foregoing formulas, the time periods used in performance advertisements will be based on rolling calendar quarters, updated at least to the last business day of the most recent available quarter prior to submission of the performance advertisements for publication. During times of market volatility, performance may vary greatly from the reported quarter-end average annualized returns; please contact Legg Mason Institutional Funds or www.lminstitutionalfunds.com for more current performance information. Total return or "T" in the formulas above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, all dividends and other distributions by the Portfolio are assumed to have been reinvested at net asset value on the reinvestment dates during the period.

          All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis and assume that all dividends and other distributions are reinvested when paid. The performance of each class of the Portfolio will differ because each class is subject to different expenses.

MANAGEMENT OF THE PORTFOLIO

Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. The Corporation's officers manage the day-to-day operations of the Corporation under the general direction of the Corporation's Board of Directors.

The standing committees of the Board of Directors include an Audit Committee, a Nominating Committee, and an Independent Directors Committee. All directors who are not "interested persons" of the Corporation, as defined in the 1940 Act, are members of all three committees.

         The Audit Committee meets at least twice a year with the Corporation's independent registered public accounting firm and officers to consider issues relating to the accounting principles used by the Corporation, the auditor's assessment of the adequacy of internal controls, the qualifications and fees of the independent registered public accounting firm, the scope of the audit services and any permissible non-audit services for which they are retained, and other matters. The Nominating Committee meets as necessary to review and nominate candidates for positions as directors, to fill vacancies on the Board of Directors, and to evaluate the performance of directors. The selection and nomination of candidates to serve as independent directors to the Corporation is committed to the discretion of the Corporation's current independent directors. The Independent Directors Committee considers matters related to Portfolio operations and oversees issues related to the independent directors. During the last fiscal year, the Audit Committee met four times, the Nominating Committee met one time and the Independent Directors Committee met five times.


The table below provides information about the Corporation's directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn: Fund Secretary. The Nominating Committee will accept recommendations for nominations from any source it deems appropriate. Shareholders may forward recommendations to the Fund Secretary at the above address.

------------------------ ----------------- ------------- --------------- ------------------ ----------------------------------------
                                               Term of
                             Position(s)      Office and     Number of
                            Held With the     Length of    Funds in Fund         Other
 Name and Year of Birth      Corporation     Time Served      Complex        Directorships            Principal Occupation(s)
                                                 (1)          Overseen           Held               During the Past Five Years
------------------------ ----------------- ------------- --------------- ------------------ ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:
------------------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------- ------------- --------------- ------------------ ----------------------------------------
Hearn, Ruby P.             Director          Since 2004    Director/       None               Senior Vice President Emerita of The
1940                                                       Trustee of                         Robert Wood Johnson Foundation since
                                                           all Legg                           2001. Formerly:  Senior Vice President
                                                           Mason funds                        of The Robert Wood Johnson Foundation
                                                           consisting of                      (1996-2001).
                                 23 portfolios.
------------------------ ----------------- ------------- --------------- ------------------ ----------------------------------------
------------------------ ----------------- ------------- --------------- ------------------ ----------------------------------------
Lehman, Arnold L.          Director          Since 2001    Director/       None               Director of The Brooklyn Museum of Art
1944                                                       Trustee of                         since 1997; Trustee of American
                                                           all Legg                           Federation of Arts since 1998.
                                                           Mason funds                        Formerly: Director of The Baltimore
                                                           consisting of                      Museum of Art (1979-1997).
                                 23 portfolios.

------------------------ ----------------- ------------- --------------- ------------------ ----------------------------------------
------------------------ ----------------- ------------- --------------- ------------------ ----------------------------------------
Masters, Robin J.W.        Director          Since 2002    Director/       Chairman of the    Retired.  Director of Bermuda
1955                                                       Trustee of      Board of           SMARTRISK (non-profit) since 2001.
                                                           all Legg        Directors of       Formerly:  Chief Investment Officer of
                                                           Mason funds     Cap-a-Laige Ltd.   ACE Limited (insurance) (1986-2000).
                                                           consisting of   (management
                                                           23 portfolios.  company for
                                                                           charitable trust)
------------------------ ----------------- ------------- --------------- ------------------ ----------------------------------------

                                                        27

------------------------ ----------------- ------------- --------------- ------------------ ----------------------------------------
McGovern, Jill E.          Director          Since 2001    Director/       None               Chief Executive Officer of The Marrow
1944                                                       Trustee of                         Foundation since 1993.  Formerly:
                                                           all Legg                           Executive Director of the Baltimore
                                                           Mason funds                        International Festival (1991 - 1993);
                                                           consisting of                      Senior Assistant to the President of
                                                           23 portfolios.                     The Johns Hopkins University
                                                                                              (1986-1990).
------------------------ ----------------- ------------- --------------- ------------------ ----------------------------------------










                                                        28

------------------------ ----------------- ------------- --------------- ------------------ ----------------------------------------
Mehlman, Arthur S.         Director          Since 2002    Director/       Trustee of the     Retired.  Director of The League for
1942                                                       Trustee of      Royce Family of    People with Disabilities, Inc.;
                                                           all Legg        Funds consisting   Director of University of Maryland
                                                           Mason funds     of 21              Foundation and University of Maryland
                                                           consisting of   portfolios;        College Park Foundation
                                                           23 portfolios.  Director of        (non-profits).  Formerly:  Partner,
                                                                           Municipal          KPMG LLP (international accounting
                                                                           Mortgage &         firm) (1972-2002).
                                                                           Equity, LLC.
------------------------ ----------------- ------------- --------------- ------------------ ----------------------------------------
------------------------ ----------------- ------------- --------------- ------------------ ----------------------------------------
O'Brien, G. Peter          Director          Since 2001    Director/       Trustee of the     Trustee of Colgate University;
1945                                                       Trustee of      Royce Family of    President of Hill House, Inc.
                                                           all Legg        Funds consisting   (residential home care).  Formerly:
                                                           Mason funds     of 21              Managing Director, Equity Capital
                                                           consisting of   portfolios;        Markets Group of Merrill Lynch & Co.
                                                           23 portfolios.  Director of        (1971-1999).
                                                                           Renaissance
                                                                           Capital
                                                                           Greenwich Funds;
                                                                           Director of
                                                                           Technology
                                                                           Investment
                                                                           Capital Corp.
------------------------ ----------------- ------------- --------------- ------------------ ----------------------------------------
------------------------ ----------------- ------------- --------------- ------------------ ----------------------------------------
Rowan, S. Ford             Director          Since 2002    Director/       None               Consultant, Rowan & Blewitt Inc.
1943                                                       Trustee of                         (management consulting); Chairman,
                                                           all Legg                           National Center for Critical Incident
                                                           Mason funds                        Analysis, National Defense University,
                                                           consisting of                      since 2004; Director of Santa Fe
                                                           23 portfolios.                     Institute (scientific research
                                                                                              institute) since 1999; Director of
                                                                                              Annapolis Center for Science-Based
                                                                                              Public Policy since 1995.
------------------------ ----------------- ------------- --------------- ------------------ ----------------------------------------
------------------------ ----------------- ------------- --------------- ------------------ ----------------------------------------
Tarola, Robert M.          Director          Since 2004    Director/       None               Senior Vice President and Chief
1950                                                       Trustee of                         Financial Officer of W. R. Grace & Co.
                                                           all Legg                           (specialty chemicals) since 1999.
                                                           Mason funds
                                                           consisting of
                                                           23 portfolios.
------------------------ ----------------- ------------- --------------- ------------------ ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:
------------------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------- ------------- --------------- ------------------ ----------------------------------------
Curley Jr., John F.        Chairman and      Since 2001    Chairman and    None               Chairman of the Board of all Legg
1939                       Director                        Director/                          Mason Funds.  Formerly:  Vice Chairman
                                                           Trustee of                         and Director of Legg Mason, Inc. and
                                                           all Legg                           Legg Mason Wood Walker, Incorporated
                                                           Mason funds                        (1982-1998); Director of Legg Mason
                                                           consisting of                      Fund Adviser, Inc. (1982-1998) and
                                                           23 portfolios.                     Western Asset Management Company
                                                                                              (1986-1998) (each a registered
                                                                                              investment adviser).
------------------------ ----------------- ------------- --------------- ------------------ ----------------------------------------

                                                        29

------------------------ ----------------- ------------- --------------- ------------------ ----------------------------------------
Fetting, Mark R.           President and     President     President and   Trustee of the     Senior Executive Vice President of
1954                       Director          since 2001 /  Director/       Royce Family of    Legg Mason, Inc., Director and/or
                                             Director      Trustee of      Funds consisting   officer of various Legg Mason
                                             since 2002    all Legg        of 21 portfolios.  affiliates since 2000.  Formerly:
                                                           Mason funds                        Division President and Senior Officer
                                                           consisting of                      of Prudential Financial Group, Inc.
                                                           23 portfolios.                     and related companies, including fund
                                                                                              boards and consulting services to
                                                                                              subsidiary companies (1991-2000);
                                                                                              Partner, Greenwich Associates; Vice
                                                                                              President, T. Rowe Price Group, Inc.
------------------------ ----------------- ------------- --------------- ------------------ ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------- ------------- --------------- ------------------ ----------------------------------------
Karpinski, Marie K. 1949   Vice President    Since 1998    Vice            None               Vice President and Treasurer of all
                           and Treasurer                   President and                      Legg Mason Funds. Vice President and
                                                           Treasurer of                       Treasurer of Legg Mason Fund Adviser,
                                                           all Legg                           Inc. and Western Asset Funds, Inc.;
                                                           Mason funds                        Treasurer and Principal Financial and
                                                           consisting of                      Accounting Officer of Pacific American
                                                           23 portfolios.                     Income Shares, Inc., Western Asset
                                                                                              Premier Bond Fund, Western
                                                                                              Asset/Claymore U.S. Treasury Inflation
                                                                                              Protected Securities Fund, and Western
                                                                                              Asset/Claymore U.S. Treasury Inflation
                                                                                              Protected Securities Fund 2.
------------------------ ----------------- ------------- --------------- ------------------ ----------------------------------------
------------------------ ----------------- ------------- --------------- ------------------ ----------------------------------------
Merz, Gregory T.           Vice President    Since 2003    Vice            None               Vice President and Deputy General
1958                       and Chief Legal                 President and                      Counsel of Legg Mason, Inc. since
                           Officer                         Chief Legal                        2003. Formerly: Associate General
                                                           Officer of                         Counsel, Fidelity Investments
                                                           all Legg                           (1993-2002); Associate, Debevoise &
                                                           Mason funds                        Plimpton (law firm) (1985-1993).
                                                           consisting of
                                                           23 portfolios.
------------------------ ----------------- ------------- --------------- ------------------ ----------------------------------------
------------------------ ----------------- ------------- --------------- ------------------ ----------------------------------------
Olmert, Amy                Vice President    Since 2004    Vice            None               Senior Vice President of Legg Mason,
1963                       and Chief                       President and                      Inc. since 2004.  Chief Compliance
                           Compliance                      Chief                              Officer of Western Asset Funds, Inc.,
                           Officer                         Compliance                         Pacific American Income Shares, Inc.,
                                                           Officer of                         Western Asset Premier Bond Fund,
                                                           all Legg                           Western Asset/Claymore U.S. Treasury
                                                           Mason funds                        Inflation Protected Securities Fund,
                                                           consisting of                      and Western Asset/Claymore U.S.
                                                           23 portfolios.                     Treasury Inflation Protected
                                                                                              Securities Fund 2 since 2004.
                                                                                              Formerly:  Managing Director, Deutsche
                                                                                              Asset Management (1997-2004).
------------------------ ----------------- ------------- --------------- ------------------ ----------------------------------------
                                                        30

(1) Officers of the Corporation are elected annually to serve until their successors are elected and qualified. Directors of the Corporation serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act.

Mr. Curley and Mr. Fetting are considered to be interested persons, as defined in the 1940 Act, of the Corporation on the basis of their employment with the Manager or its affiliated entities (including the Portfolio's principal underwriter) and Legg Mason, Inc., the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.


         The following table shows each director's ownership of shares of the Portfolio and of all the Legg Mason Funds served by the director as of December 31, 2004:

---------------------------------------- -------------------------------------- --------------------------------------
                                                                                       Aggregate Dollar Range
                                         Dollar Range of Equity Securities in             of Shares in the
           Name of Director                     Batterymarch U.S. Small                   Legg Mason Funds
                                            Capitalization Equity Portfolio               Owned by Director
---------------------------------------- -------------------------------------- --------------------------------------
----------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:
----------------------------------------------------------------------------------------------------------------------
----------------------------------------- -------------------------------------- -------------------------------------
Hearn, Ruby P.                                                  None                       $10,001 - $50,000
----------------------------------------- -------------------------------------- -------------------------------------
----------------------------------------- -------------------------------------- -------------------------------------
Lehman, Arnold L.                                               None                           Over $100,000
----------------------------------------- -------------------------------------- -------------------------------------
----------------------------------------- -------------------------------------- -------------------------------------
Masters, Robin J.W.                                             None                      $50,001 - $100,000
----------------------------------------- -------------------------------------- -------------------------------------
----------------------------------------- -------------------------------------- -------------------------------------
McGovern, Jill E.                                               None                           Over $100,000
----------------------------------------- -------------------------------------- -------------------------------------
----------------------------------------- -------------------------------------- -------------------------------------
Mehlman, Arthur S.                                              None                      $50,001 - $100,000
----------------------------------------- -------------------------------------- -------------------------------------
----------------------------------------- -------------------------------------- -------------------------------------
O'Brien, G. Peter                                               None                           Over $100,000
----------------------------------------- -------------------------------------- -------------------------------------
----------------------------------------- -------------------------------------- -------------------------------------
Rowan, S. Ford                                                  None                           Over $100,000
----------------------------------------- -------------------------------------- -------------------------------------
----------------------------------------- -------------------------------------- -------------------------------------
Tarola, Robert M.                                               None                           Over $100,000
----------------------------------------- -------------------------------------- -------------------------------------
----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:
----------------------------------------------------------------------------------------------------------------------
----------------------------------------- -------------------------------------- -------------------------------------
Curley, John F., Jr.                                            None                           Over $100,000
----------------------------------------- -------------------------------------- -------------------------------------
----------------------------------------- -------------------------------------- -------------------------------------
Fetting, Mark R.                                                None                           Over $100,000
----------------------------------------- -------------------------------------- -------------------------------------

The following table provides certain information relating to the compensation of the Corporation's directors. None of the Legg Mason Funds has any retirement plan for its directors. However, each director may participate in a deferred compensation plan as discussed below.


-------------------------------------------- ---------------------------------- --------------------------------------
                                                                                 Total Compensation from Corporation
                                                  Aggregate Compensation                         and
        Name of Person and Position                  From Corporation*                      Fund Complex
                                                                                         Paid to Directors**
-------------------------------------------- ---------------------------------- --------------------------------------
----------------------------------------------------------------------------------------------------------------------

INDEPENDENT DIRECTORS:
----------------------------------------------------------------------------------------------------------------------
-------------------------------------------- ---------------------------------- --------------------------------------

Hearn, Ruby P. - Director ***                               $3,360                              $36,250
-------------------------------------------- ---------------------------------- --------------------------------------
-------------------------------------------- ---------------------------------- --------------------------------------

Lehman, Arnold L. - Director                                $4,087                              $85,000
-------------------------------------------- ---------------------------------- --------------------------------------
-------------------------------------------- ---------------------------------- --------------------------------------

Masters, Robin J.W. - Director                              $3,560                              $71,250
-------------------------------------------- ---------------------------------- --------------------------------------
-------------------------------------------- ---------------------------------- --------------------------------------

McGovern, Jill E. - Director                                $3,492                              $75,000
-------------------------------------------- ---------------------------------- --------------------------------------
-------------------------------------------- ---------------------------------- --------------------------------------

Mehlman, Arthur S. - Director ****                          $3,823                             $133,221
-------------------------------------------- ---------------------------------- --------------------------------------
-------------------------------------------- ---------------------------------- --------------------------------------

O'Brien, G. Peter  - Director ****                          $3,492                             $149,350
-------------------------------------------- ---------------------------------- --------------------------------------
-------------------------------------------- ---------------------------------- --------------------------------------

Rowan, S. Ford - Director                                   $3,360                              $67,500
-------------------------------------------- ---------------------------------- --------------------------------------
-------------------------------------------- ---------------------------------- --------------------------------------

Tarola, Robert M. - Director                                $3,360                              $36,250
-------------------------------------------- ---------------------------------- --------------------------------------
----------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS:
----------------------------------------------------------------------------------------------------------------------
-------------------------------------------- ---------------------------------- --------------------------------------

Curley, John F., Jr.  -                                       None                                 None
Chairman of the Board and Director
-------------------------------------------- ---------------------------------- --------------------------------------
-------------------------------------------- ---------------------------------- --------------------------------------

Fetting, Mark R. - President and Director                     None                                 None
-------------------------------------------- ---------------------------------- --------------------------------------

* Represents compensation paid to the directors for the fiscal year ended March 31, 2005.

** Represents aggregate compensation paid to each director during the calendar year ended December 31, 2004. There are 12 open-end investment companies in the Legg Mason Funds, consisting of 23 portfolios.

***      Dr. Hearn and Mr. Tarola were elected as directors of the fund on August 11, 2004.

**** The total compensation paid to Messrs. Mehlman and O'Brien reflects compensation paid by The Royce Funds, consisting of 21 portfolios, in addition to that paid by the Legg Mason Funds.

         Officers and directors who are interested persons of the Corporation, as defined in the 1940 Act, receive no salary or fees from the Corporation. For serving as a director/trustee of all the of Legg Mason mutual funds, each director who is not an interested person of the Corporation ("Independent Director") receives an annual retainer of $30,000 and a fee of $7,500 for each quarterly meeting he or she attends. The Lead Independent Director receives $10,000 per year and the Chair of the Board's Nominating Committee receives $2,500 per year in additional compensation for their additional time commitment.

In addition, the Chair and Deputy Chair of the Board's Audit Committee receive $5,000 and $2,500 per year, respectively, for their additional time and commitments. Independent Directors will also receive a fee of $3,750 or $1,250 for any special Board meetings they attend in-person or by telephone, respectively. These fees are allocated to each Legg Mason Fund based on average net assets as of December 31 of the previous year. Individual directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for each Corporation and Trust. The Legg Mason Funds reimburse Independent Directors for their travel and other out-of-pocket expenses related to their attendance of Board meetings.

On June 30, 2005, the Directors and Officers of the Corporation beneficially owned in the aggregate less than 1% of any class of the Portfolio's outstanding shares.

On June 30, 2005, the following shareholders owned of record or beneficially 5% or more of a class of the outstanding shares of the Portfolio. Unless otherwise indicated, each of the shareholders listed below may be contacted c/o the Portfolio at 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn: Fund Secretary.

---------------------------------------- -------------------------------------- --------------------------------------
           NAME and ADDRESS                              CLASS                             % OF CLASS HELD
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Amvescap National Trust Co. as agent                 Institutional                             20.55%
for Fleet Bank fbo Fleet Boston
Financial Savings Plan
P.O. Box 105779 Atlanta, GA 30348-5779
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
The Northern Trust Co. TTEE fbo Sony                 Institutional                              6.85%
Corp. of America Master Invest Trust -
DV
P.O. Box 92994
Chicago, IL 60675-2994
---------------------------------------- -------------------------------------- --------------------------------------

Manager

         The Manager, a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company, serves as investment manager to the Portfolio under an Investment Management Agreement between the Manager and the Corporation on behalf of the Portfolio (the "Management Agreement").

         Under the Management Agreement, the Manager is responsible, subject to the general supervision of the Corporation's Board of Directors, for the actual management of the Portfolio's assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, consistent with the investment objectives and policies described in the Prospectus and this SAI. The Manager also is responsible for the compensation of Directors and officers of the Corporation who are employees of the Manager or its affiliates. The Manager receives for its services a fee as described in the Prospectus. As noted below, the Manager has delegated responsibility for the selection of the Portfolio's investments to the Adviser.

         The Portfolio pays all of its other expenses that are not assumed by the Manager. These expenses include, among others, expenses of preparing and printing prospectuses, statements of additional information, proxy statements and reports and of distributing them to existing shareholders, custodian charges, transfer agency fees, organizational expenses, compensation of the directors who are not "interested persons" of the Manager, or its affiliates, as that term is defined in the 1940 Act, legal and audit expenses, insurance expenses, expenses of registering and qualifying shares of the Portfolio for sale under federal and state law, Rule 12b-1 fees, governmental fees, expenses incurred in connection with membership in investment company organizations, interest expense, taxes and brokerage fees and commissions. The Portfolio also is liable for such nonrecurring expenses as may arise, including litigation to which the Portfolio or the Corporation may be a party. The Corporation may also have an obligation to indemnify its Directors and officers with respect to litigation.

         Under the Management Agreement, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the performance of the Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         The Management Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Corporation's Board of Directors, by vote of a majority of the Portfolio's outstanding voting securities, or by the Manager, on not less than 60 days' prior notice to the Corporation, and may be terminated immediately upon the mutual written consent of the Manager and the Corporation.

         The Manager receives for its services to the Portfolio a management fee, calculated daily and payable monthly, at an annual rate of 0.70% of the average daily net assets of the Portfolio. The Manager has agreed to waive its fees for the Portfolio to the extent necessary to limit expenses related to Institutional Class shares and Financial Intermediary Class shares (exclusive of taxes, interest, brokerage and extraordinary expenses) to an annual rate of 0.95% and 1.20%, respectively, of average net assets attributable to these classes of shares until August 1, 2006. The Portfolio has agreed to pay the Manager for waived fees and reimbursed expenses provided that payment does not cause the Portfolio's annual operating expenses to exceed 0.95% of the average net assets of the Institutional Class shares, and 1.20% of the average net assets of the Financial Intermediary Class shares and the payments are made within three years after the year in which the Manager earned the fee or incurred the expense.

For the fiscal years ended March 31, the Portfolio paid the Manager management fees of (prior to fees waived):

------------------------------- ----------------------------- -----------------------------
             2005                           2004                          2003
------------------------------- ----------------------------- -----------------------------
------------------------------- ----------------------------- -----------------------------
          $4,403,415                     $2,860,268                    $1,137,408
------------------------------- ----------------------------- -----------------------------


         Management fees are allocated among each class based on their pro rata share of Portfolio assets.


Adviser

         Batterymarch, a wholly owned subsidiary of Legg Mason, Inc., serves as the Adviser to the Portfolio under an Investment Advisory Agreement (the "Advisory Agreement").

         Under the Advisory Agreement, Batterymarch is responsible, subject to the general supervision of the Corporation's Board of Directors and the Manager, for the actual management of the Portfolio's assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, consistent with the investment objectives and policies described in the Prospectus and this SAI. Batterymarch receives from the Manager for its services to the Portfolio an advisory fee as described in the Prospectus.

         Under the Advisory Agreement, Batterymarch will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         The Advisory Agreement terminates automatically upon assignment and is terminable with respect to the Portfolio at any time without penalty by vote of the Corporation's Board of Directors, by vote of a majority of the Portfolio's outstanding voting securities, or by Batterymarch, on not less than 60 days' prior notice, and may be terminated immediately upon the mutual written consent of the parties.

Portfolio Manager

Michael D. Soares and Lisa A. Bozoyan, CFA serve as portfolio managers to the Portfolio as part of the Batterymarch U.S. investment team. The tables below provide information regarding other accounts for which Mr. Soares and Ms. Bozoyan have day-to-day management responsibility.


Michael D. Soares
As of March 31, 2005:

                                                                        Number of Accounts
                                                                        Managed for which
                                                                         Advisory Fee is        Assets Managed for
                                  Number of                             Performance-Based      which Advisory Fee is
                                   Accounts     Total Assets Managed                             Performance-Based
       Type of Account             Managed
------------------------------- --------------- --------------------- ----------------------- ------------------------
------------------------------- --------------- --------------------- ----------------------- ------------------------
Registered Investment                 1             $676,215,725               None                     $0
Companies
Other pooled investment               1             $28,749,060                 1                   $28,749,060
vehicle
Other accounts                        28            $768,455,212                3                   $90,131,815



Lisa A. Bozoyan
As of March 31, 2005:
                                                                        Number of Accounts
                                                                        Managed for which
                                                                         Advisory Fee is        Assets Managed for
                                  Number of                             Performance-Based      which Advisory Fee is
       Type of Account             Accounts     Total Assets Managed                             Performance-Based
                                   Managed
------------------------------- --------------- --------------------- ----------------------- ------------------------
------------------------------- --------------- --------------------- ----------------------- ------------------------
Registered Investment                None                $0                    None                     $0
Companies
Other pooled investment               2             $224,325,132               None                     $0
vehicle
Other accounts                        40            $805,642,353                1                   $45,939,755


         Actual or potential conflicts may arise in managing the Portfolio in conjunction with the portfolios of Batterymarch's other clients. The following is a brief description of some of the potential conflicts of interest and compliance factors that may arise as a result. Batterymarch does not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Portfolio.

         (A) Limited Investment Opportunities. If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one client account, the Portfolio may not be able to take full advantage of that opportunity. However, Batterymarch has adopted compliance policies and procedures for such situations. On each trading day, Batterymarch's accounts are selected at random as to the order in which they will undergo portfolio construction. By randomizing the order by which client accounts are reviewed, Batterymarch aims to provide, over the long run, for fair treatment of each client account. Sales of securities are allocated across all similarly managed client accounts (i.e., managed under the same mandate and style) on a pro-rata basis.

         Batterymarch does not acquire initial public offerings ("IPOs") for the Portfolio or any other client accounts similarly managed under the same mandate and investment style (i.e., U.S. small cap core equities).

         (B) Trade Allocation. Batterymarch often purchases or sells the same securities for multiple client accounts in the secondary markets. If Batterymarch decides to purchase or sell the same security at approximately the same time for more than one client account, Batterymarch generally aggregates orders. If Batterymarch is unable to fill an aggregated order completely, but receives a partial fill, Batterymarch will normally allocate the transactions relating to the partially filled order to clients on a pro-rata basis with a minimum fill size. Batterymarch's trading systems are able to perform trade allocations automatically, including pro-rata allocations.

         (C) Personal Securities Transactions. Batterymarch allows its employees to trade in securities that it recommends to advisory clients, including the Portfolio. Batterymarch's supervised persons (to the extent not prohibited by Batterymarch's Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by Batterymarch for its client accounts. Clients should understand that these activities might create a conflict of interest between Batterymarch, its supervised persons and its clients.

         Batterymarch employees may also invest in mutual funds, including the Portfolio, which are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

         To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the Portfolio). In order to protect against potential conflicts of interest, employee personal securities transactions must be pre-cleared by compliance personnel. Generally, Batterymarch employees may not execute securities transactions in any security for their own personal account, or for an account in which they have a beneficial interest, if there is a pending trade in the same (or equivalent) security for a client account. Portfolio managers are prohibited from executing personal securities transactions in any security within seven calendar days of a purchase or sale of the same (or equivalent) security by a client account managed by that portfolio manager. In addition, investment persons may not purchase and sell the same security for a gain for their own personal account within any sixty (60) calendar day period if a client account held the same (or an equivalent) security at any time on or between the dates of the personal securities transactions executed by the investment person. Access persons are generally prohibited from personally acquiring securities in an initial public offering or in a private placement. Furthermore, access persons may not sell (or exchange out of) shares of a Legg Mason Fund or any other fund managed by Batterymarch (including the Portfolio) within sixty (60) calendar days of a purchase of (or exchange into) shares of the same Legg Mason Fund or Batterymarch-managed fund. The Code of Ethics also states that access persons should not knowingly participate in or facilitate late trading, market timing or any other activity with respect to any Legg Mason Fund or Batterymarch-managed fund or any other fund in violation of applicable law or the provisions of the fund's disclosure documents. These restrictions do not apply to exempted securities, may be subject to certain de minimis provisions, and may be waived upon consent of Batterymarch's Compliance Department based on individual circumstances. All Batterymarch employees are required to disclose all reportable funds and securities in which they have a beneficial interest within ten days of employment and at least annually thereafter. In addition, after executing a personal securities transaction, each employee is required to have a duplicate copy of the broker confirmation as well as a periodic statement evidencing the securities transaction sent to Batterymarch's Compliance Department.

         Batterymarch is the investment adviser to and managing member of Batterymarch Market Neutral Fund LLC, a Delaware limited liability company that invests in long and short positions, under a U.S. all capitalization market neutral equity strategy. Certain Batterymarch employees have material ownership interests in this fund. Employee ownership of this market neutral fund may create potential conflicts of interest for Batterymarch. Batterymarch Market Neutral Fund, LLC is classified as a Batterymarch-managed fund, and thus investments by access persons in such fund are subject to the 60-day blackout period described above.

         (D) Performance-Based Fee Arrangements.Batterymarch manages some accounts under performance-based fee arrangements. Batterymarch recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an incentive to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest, Batterymarch generally requires portfolio decisions to be made on a product specific basis. Additionally, Batterymarch requires average pricing of all aggregated orders. Lastly, the investment performance on specific accounts is not a factor in determining the portfolio managers' compensation, as described below.

         (E) Contra Trades. Batterymarch's market neutral portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch, including the Portfolio. The stock selection model and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios differ from the model and rules that are used to manage its market neutral portfolios. Because different stock selection models and portfolio construction rules are used, it is possible that similar securities may be ranked differently for these mandates and that the timing of trading in such securities may differ.

         Furthermore, Batterymarch may execute contradictory trades in similar securities during the same day in one or more of its long-only portfolios under management, including the Portfolio, compared to its market neutral portfolios. For example, Batterymarch may simultaneously buy a security long for a certain long-only portfolio and sell the security short for a market neutral portfolio.

         Batterymarch has created certain compliance policies and procedures designed to minimize these potential conflict of interests. Generally, on a daily basis, Batterymarch's Compliance Department reviews all contra trades (i.e., a purchase and sale of the same security by two or more client accounts) and any contra positions in client accounts (i.e., a long position and a short position in the same security by two or more client accounts) during the previous trading day. Batterymarch's Compliance Department documents, or obtains from investment personnel, an explanation for such contra trades and positions (e.g., contra trades may occur when it is necessary to raise cash in a client account to handle a redemption/withdrawal or to invest new cash received into a client account). Contra trades are also reviewed to ensure that any cross transactions are properly documented or reported.

         Batterymarch has established procedures to prevent inadvertent agency cross transactions between its client accounts, including the Portfolio. Batterymarch has created a customized field on various trade blotters used by portfolio managers and traders in its trade order management system to indicate when there are contradictory trade orders. Contradictory trades are marked on the blotters thereby alerting Batterymarch's traders of a potential agency cross transaction. Typically, Batterymarch will use different brokers or time the trades so that they are unlikely to cross in the marketplace. When deemed appropriate or advisable by Batterymarch, certain client accounts, including registered mutual funds, managed by Batterymarch may purchase securities from, or sell securities to, another client account, including another registered mutual fund managed by Batterymarch or an affiliate. Any such trades (i.e., "cross transactions") involving the Portfolio or any other registered mutual fund will be conducted pursuant to Rule 17(a)-7 under the 1940 Act.

         (F) Affiliated Underwriters. Batterymarch does not trade with affiliated broker dealers. Furthermore, as mentioned above, Batterymarch does not acquire initial public offerings for the Portfolio or any other client accounts similarly managed under the same mandate and investment style (i.e., U.S. small cap core equities). However, if Batterymarch recommends new securities (i.e., initial public offerings) for purchase on behalf of a U.S. registered mutual fund, including the Portfolio, for which an affiliate of Batterymarch serves as underwriter or general or managing partner, Batterymarch will comply with the conditions described in Rule 10(f)-3 of the 1940 Act and report such transactions to relevant investment company personnel.

(G) Soft Dollars.Batterymarch does not use brokerage commissions (i.e., soft dollars) to pay for third party research products and services. Batterymarch does receive proprietary research products and services directly from certain brokers, but for U.S. equity mandates, including the Portfolio, the provision of research services to Batterymarch by a broker does not alone influence Batterymarch to select that broker.

         Although Batterymarch believes that its compliance policies and procedures are appropriate to prevent or eliminate many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary above.

         Portfolio manager compensation includes a combination of base salary, annual bonus, long term incentive compensation and options to acquire stock in our parent, Legg Mason, Inc., as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.

         The bonus and long term incentive compensation is discretionary compensation; the amount of such awards is determined on an annual basis following the completion of the firm's fiscal year. The overall "pool" of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

o Short term, one year, and longer term investment performance of the product that the portfolio manager works on. Longer term performance is generally three to five year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as the Portfolio. The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as a comparison to a group of peer managers. There is no fixed formula used in this analysis.
o    Portfolio manager assistance in servicing clients.
o    Portfolio manager contribution to new business development.

         Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

         Allocation of options to acquire Legg Mason stock are determined by our parent, Legg Mason, Inc., based on their assessment of an individual's contribution to the overall operation of the firm.

         As of March 31, 2005, Mr. Soares owned no shares of the Portfolio. As of March 31, 2005, Ms. Bozoyan owned shares of the Portfolio with a dollar value between $50,001 and $100,000.

Distributor

         Legg Mason, 100 Light Street, P.O. Box 1476, Baltimore, MD 21203-1476, acts as distributor of the Portfolio's shares pursuant to an Underwriting Agreement with the Corporation on behalf of the Portfolio (the "Underwriting Agreement").

         Except as noted in the Prospectus, the Portfolio's shares are distributed in a continuous offering. The Underwriting Agreement is terminable with respect to the Portfolio without penalty, at any time, by vote of a majority of the Portfolio's 12b-1 Directors, or by vote of the holders of a majority of the shares of the Portfolio, or by the Distributor upon 60 days' prior notice to the Corporation.

         Legg Mason pays certain expenses in connection with the offering of shares of the Portfolio, including any compensation to its financial advisors, the printing and distribution of prospectuses, SAIs and periodic reports used in connection with the offering to prospective investors, and expenses relating to any supplementary sales literature or advertising. The Portfolio bears the expenses of preparing, setting in type and mailing the Prospectus, the SAI and periodic reports to existing shareholders.

         The Corporation has adopted a Plan for the Portfolio which, among other things, permits the Corporation to pay the Distributor fees for its services related to sales and distribution of Financial Intermediary Class shares and the provision of ongoing services to Financial Intermediary Class shareholders by the Distributor or other parties. Payments are made only from assets attributable to Financial Intermediary Class shares. Under the Plan, the aggregate fees may not exceed an annual rate of 0.40% of the Portfolio's average daily net assets attributable to Financial Intermediary Class shares. Payments under the Plan are currently limited to 0.25% of average daily net assets. The Board of Directors may increase the limit up to 0.40% of average daily net assets as provided by the Plan without obtaining shareholder approval. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of the Prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to Financial Intermediary Class shares only. The Distributor may pay all or a portion of the fee to its investment executives. Legg Mason receives no payment from the Portfolio for the distribution of Institutional Class shares, but may receive payments from the Portfolio's transfer agent for providing administrative and sub-transfer agency services to each class.

         Amounts payable by the Portfolio under the Plan need not be directly related to the expenses actually incurred by Legg Mason on behalf of the Portfolio. The Plan does not obligate the Portfolio to reimburse Legg Mason for the actual expenses Legg Mason may incur in fulfilling its obligations under the Plan. Thus, even if Legg Mason's actual expenses exceed the fee payable to Legg Mason at any given time, the Portfolio will not be obligated to pay more than that fee. If Legg Mason's expenses are less than the fee it receives, Legg Mason will retain the full amount of the fee.

         The Plan will continue in effect only so long as it is approved at least annually by the vote of a majority of the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the Financial Intermediary Class shares. Any change in the Plan that would materially increase the distribution cost to the Portfolio beyond 0.40% requires shareholder approval; otherwise, the Plan may be amended by the Directors, including a majority of the 12b-1 Directors, as previously described.

         In accordance with Rule 12b-1, the Plan provides that the Distributor will submit to the Corporation's Board of Directors, and the Directors will review, at least quarterly, a written report of any amounts expended pursuant to the Plan and the purposes for which expenditures were made.

         There are certain anticipated benefits to shareholders of the Corporation that may result from the Plan. For example, the payment of service fees will provide an incentive to maintain and enhance the level of services provided to the Portfolio's Financial Intermediary shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling the Portfolio to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses would serve to offset, at least in part, the additional expenses incurred by the Portfolio in connection with its Plan. Furthermore, the investment management of the Portfolio could be enhanced, as net inflows of cash from new sales might enable its portfolio manager to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

         For the Fiscal year ended March 31, 2005, the Portfolio paid distribution and service fees with respect to Financial Intermediary Class shares of $26,313.

         For the fiscal year ended March 31, 2005, Legg Mason incurred the following expenses in connection with distribution and shareholder services with respect to Financial Intermediary Class shares of the Portfolio.

--------------------------------------------------------------------------------
Compensation to sales personnel                                    $23,000
--------------------------------------------------------------------------------
Advertising                                                           -
--------------------------------------------------------------------------------
Printing and mailing of prospectuses                                  -
to prospective shareholders
--------------------------------------------------------- ----------------------
Administration, overhead and corporate training                   $787,000
--------------------------------------------------------- ----------------------
Total expenses                                                    $810,000
========================================================= ======================


Codes of Ethics

         The Corporation, the Manager, Batterymarch and Legg Mason each has adopted a code of ethics under Rule 17j-1 of the 1940 Act, which permits personnel covered by the code to invest in securities, including securities that may be purchased or held by the Portfolio, but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. With respect to transactions in Legg Mason funds, personnel covered by the code: must submit proposed transactions in Legg Mason funds for pre-clearance; must hold fund shares purchased for at least sixty days; and are prohibited from using their knowledge of the portfolio of a Legg Mason fund to engage in any trade or short-term trading strategy involving that fund.

         As the Portfolio may hold various equity securities in its portfolio, it often has the right to vote by proxy on items of business with respect to issuers whose securities it owns. The Legg Mason funds have developed proxy voting procedures whereby, subject to Board oversight, the advisers and/or sub-advisers that actually manage the assets of the Funds are delegated the responsibility for assessing and voting the Funds' proxies in accordance with their own proxy voting policies and procedures. These policies and procedures include specific provisions to determine when a conflict exists between the Portfolio and its adviser and its affiliates. Copies of the proxy voting policies and procedures of the Adviser are attached to this SAI as Appendix A.

         Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling 1-888-536-6432 (toll free) or through the SEC's Internet site at http://www.sec.gov.

PURCHASES AND REDEMPTIONS

         The Corporation reserves the right to modify the mail, telephone or wire redemption services or to terminate the telephone or wire redemption services described in the Prospectus at any time without prior notice to shareholders. The Corporation also reserves the right to suspend or postpone redemptions: (1) for any periods during which the Exchange is closed (other than for customary weekend and holiday closings), (2) when trading in markets the Corporation normally utilizes is restricted or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of the Corporation's investments or determination of its net asset value not reasonably practicable, or (3) for such other periods as the SEC by regulation or order may permit for the protection of the Corporation's shareholders. In the case of any such suspension, an investor may either withdraw the request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

         In consideration of the best interests of the remaining shareholders, the Corporation reserves the right to pay any redemption price in whole or in part by a distribution in-kind of readily marketable securities held by the Portfolio in lieu of cash. If shares are redeemed in-kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution and may suffer losses if those securities fluctuate in value before the shareholder sells them. A redemption in-kind may be considered the sale of securities by the Portfolio to the party receiving the securities. Redemptions in-kind will not be done with Legg Mason or other affiliated persons of the Corporation except as permitted by SEC rules or orders, or other interpretive guidance.

EXCHANGE PRIVILEGE

         Institutional Class and Financial Intermediary Class shares of the Portfolio may be exchanged for shares of Legg Mason Cash Reserve Trust, or for shares of the same class of any of the other Legg Mason funds, provided these funds are eligible for sale in your state of residence and provided that the investor meets the eligibility criteria of that class and the value of exchanged shares is at least $1 million. You can request an exchange in writing or by telephone. Be sure to read the current prospectus for any fund into which you are exchanging.

         There is currently no fee for exchanges. However, an exchange of Portfolio shares will be treated as a sale of the shares, and any gain on the transaction will be subject to tax.

         Some retirement plan administrators may not offer for exchange all of the Institutional Class or Financial Intermediary Class shares of all Legg Mason funds that have such shares.

         When a shareholder decides to exchange shares of the Portfolio, the transfer agent will redeem shares of the Portfolio and invest the proceeds in shares of another selected fund. Redemptions of shares of the Portfolio will be made at the net asset value determined on the same day that the request is received in proper order, if received before the close of regular trading on the Exchange. If the request is received by the transfer agent after such close of regular trading, shares will be redeemed at the net asset value determined as of the close of the Exchange on the next day the Exchange is open.

SYSTEMATIC WITHDRAWAL PLAN

         Shareholders with an initial net asset value of $1 million or more are eligible to participate in the Systematic Withdrawal Plan. The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified. Receipt of payment of proceeds or redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account - redemptions of Portfolio shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days.

         Redemptions will be made at the net asset value per share determined as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor. If the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the close of regular trading on the Exchange on the next day the Exchange is open. If the redemption option designated is the last day of the month and the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the previous day the Exchange was open. Requests must be made in writing to Legg Mason Institutional Funds to participate in, change or discontinue the Systematic Withdrawal Plan. You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time without charge or penalty by notifying Legg Mason

Institutional Funds. The Portfolio, its transfer agent, and Legg Mason Institutional Funds also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

         Ordinarily, you should not purchase additional shares of the Portfolio if you maintain a Systematic Withdrawal Plan, because there are tax disadvantages associated with such purchases and withdrawals. The Portfolio will not knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year's scheduled withdrawals.


PORTFOLIO TRANSACTIONS AND BROKERAGE

         The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation.

         For the fiscal years ended March 31, the Portfolio's portfolio turnover rates were as follows:

--------------------------------------- ----------------------------------------
                  2005                                      2004
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------
                 175.0%                                    141.1%
--------------------------------------- ----------------------------------------

         Under the Management Agreement and Advisory Agreement, the Manager and the Adviser are responsible for the execution of the Portfolio's transactions. The Adviser places all orders for the purchase and the sale of portfolio investments with brokers or dealers selected by it in its discretion. Transactions on stock exchanges and other agency transactions involve the payment by the Portfolio of brokerage commissions. There is generally no stated commission in the case of securities, such as U.S. Government securities, traded in the over-the-counter markets, but the price paid by the Portfolio usually includes an undisclosed dealer commission or markup. In selecting brokers or dealers, the Adviser must seek the most favorable price (including the applicable dealer spread or brokerage commission) and execution for such transactions, subject to the possible payment as described below of higher brokerage commissions or spreads to broker-dealers who provide research and analysis. The Portfolio may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the Portfolio, the Adviser also takes into account other factors bearing on the overall quality of execution, such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker or dealer.

         Consistent with the policy of most favorable price and execution, the Adviser may give consideration to research, statistical and other services furnished by brokers or dealers to the Adviser for its use, may place orders with brokers or dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to these brokers or dealers a higher brokerage commission than may be charged by other brokers or dealers, or a higher transaction fee on so-called "riskless principal" trades in certain Nasdaq securities. Such services include, without limitation, advice as to the value of securities; the advisability of investing in, purchasing, or selling securities; advice as to the availability of securities or of purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such research and analysis may be useful to the Adviser in connection with services to clients other than the Portfolio whose brokerage generated the service. On the other hand, research and analysis received by the Adviser from brokers executing orders for clients other than the Portfolio may be used for the Portfolio's benefit. The Adviser's fee is not reduced by reason of its receiving such brokerage and research services.

         From time to time the Portfolio may use Legg Mason as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to Legg Mason will not exceed "usual and customary brokerage commissions." Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In the over-the-counter market, the Portfolio generally deals with responsible primary market-makers unless a more favorable execution can otherwise be obtained.

Except as permitted by SEC rules or orders, the Portfolio may not buy securities from, or sell securities to, Legg Mason or its affiliated persons as principal, including so-called "riskless principal" trades. The Corporation's Board of Directors has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Portfolio may purchase securities that are offered in certain underwritings in which Legg Mason or any of its affiliated persons is a participant. These procedures, among other things, limit the Portfolio's investment in the amount of securities of any class of securities offered in an underwriting in which Legg Mason or any of its affiliated persons is a participant so that the Portfolio, together with all other registered investment companies having the same adviser and all private accounts controlled by the same adviser, may not purchase more than 25% of the principal amount of the offering of such class. In addition, the Portfolio may not purchase securities during the existence of an underwriting if Legg Mason is the sole underwriter of those securities. In no case in which the Portfolio purchases securities in an underwriting in which Legg Mason or any affiliated person is a participant can the Portfolio purchase the securities from Legg Mason or the affiliated person.

         Section 11(a) of the Securities Exchange Act of 1934 prohibits Legg Mason from executing transactions on an exchange for its affiliates, such as the Portfolio, unless the affiliate expressly consents by written contract. The Portfolio's Management Agreement expressly provides such consent.

         Investment decisions for the Portfolio are made independently from those of other funds and accounts advised by the Adviser. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large-volume transactions may produce better executions and prices.

         For the fiscal years ended March 31, the Portfolio paid total brokerage commissions as follows:

--------------------------------- ------------------------------ ------------------------------
              2005                            2004                           2003
--------------------------------- ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------
          $2,549,959*                      $1,355,964*                     $740,300
--------------------------------- ------------------------------ ------------------------------

* The increase in commissions paid by the fund for the fiscal years ended 2004 and 2005 were due to an increase in the fund's assets. An increase in the fund's portfolio turnover rate during these periods also contributed to the increase in brokerage commissions.

         No brokerage commissions were paid to affiliated persons of the Portfolio, the Manager, the Adviser or the Distributor.

         The Portfolio held no shares of its regular broker dealers or parent companies of its regular broker-dealers as of March 31, 2005.

ADDITIONAL TAX INFORMATION

General Requirements for "Pass-Through" Treatment

     To continue to qualify for treatment as a regulated investment company under Subchapter M of the Code ("RIC"), the Portfolio must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income and the excess of net short-term capital gain over net long-term capital loss, both determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or two or more issuers the Portfolio controls that are determined to be engaged in the same, similar or related trades or businesses.

     By qualifying for treatment as a RIC, the Portfolio (but not its shareholders) will not be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

         If the Portfolio failed to qualify for that treatment in any taxable year, it would be subject to tax on its taxable income at corporate rates without being able to deduct the distributions it makes to its shareholders, and all distributions from its earnings and profits, including any distributions of net capital gain, would be taxable to its shareholders as ordinary income (except that, for individual shareholders, the part of those distributions that is "qualified dividend income" would be taxable at the rate for net capital gain - a maximum of 15%). In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC.

     The Portfolio will be subject to a 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 in that year, plus certain other amounts . A distribution the Portfolio declares in October, November or December of any year that is payable to shareholders of record on a date in such a month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 if the Portfolio pays the distribution during the following January. Such a distribution, therefore, will be taxable to shareholders for the year in which that December 31 falls. The Portfolio intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Miscellaneous

         Dividends and other distributions on the Portfolio's shares are generally subject to federal income tax to the extent they do not exceed the Portfolio's previously undistributed realized income and gains, even though such distributions may economically represent a partial return of a particular shareholder's investment. In the latter case, such distributions are likely to occur in respect of shares purchased when the Portfolio's net asset value reflects gains that are either unrealized or realized but not distributed. Realized gains may be required to be distributed even when the Portfolio's net asset value also reflects unrealized losses.

         If the Portfolio makes distributions to its shareholders in excess of its current and accumulated earnings and profits in any taxable year, the excess will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition of shares by such shareholder.

         A portion of the dividends from the Portfolio's investment company taxable income (whether paid in cash or reinvested in Portfolio shares) may be eligible for (1) the 15% maximum rate of federal income tax applicable to "qualified dividend income" that individual shareholders receive and (2) the dividends-received deduction allowed to corporations. The eligible portion for purposes of the 15% rate may not exceed the aggregate dividends the Portfolio receives from most domestic corporations and certain foreign corporations, whereas only dividends the Portfolio receives from domestic corporations are eligible for purposes of the dividends-received deduction. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. The Portfolio's distributions of net capital gain ("capital gain distributions") do not qualify for the dividends-received deduction.

         On the disposition of Portfolio shares (whether by redemption or exchange), a shareholder may recognize gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term depending on the shareholder's holding period for the shares. Any capital gain an individual shareholder realizes on a redemption or exchange through the end of 2008 of his or her Portfolio shares held for more than one year will qualify for the 15% maximum rate referred to above.

     If shares of the Portfolio are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. All or a portion of any loss realized on a taxable disposition of Portfolio shares will be disallowed if other shares Portfolio shares are purchased within 30 days before or after the disposition. In such a case, the basis in the newly purchased shares will be adjusted to reflect the disallowed loss. Investors should also be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

         Dividends the Portfolio receives, and gains it realizes, on foreign securities, if any, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on the Portfolio's securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

     The Portfolio's hedging activities may give rise to ordinary income or loss. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of the Portfolio's distributions to constitute a return of capital or require the Portfolio to make distributions exceeding book income to continue to qualify for treatment as a RIC for tax purposes.

         Investment in a corporation that qualifies as a "passive foreign investment company" under the Code could subject the Portfolio to U.S. federal income tax and other charges on certain "excess distributions" with respect to the investment and on the proceeds from disposition of the investment. The Portfolio may elect to mark gains (and, to a limited extent, losses) in such investments "to the market" as though it had sold and repurchased those investments on the last day of the Portfolio's taxable year.

         Foreign investors must satisfy certain certification and filing requirements to qualify for exemption from back-up withholding and for a reduced rate of U.S. withholding tax under income tax treaties. Foreign investors should consult their tax advisers with respect to the potential application of these regulations.

CAPITAL STOCK INFORMATION

         Legg Mason Charles Street Trust, Inc. was incorporated in Maryland on January 13, 1998. Prior to April 27, 2001, Legg Mason Charles Street Trust, Inc. was known as "LM Institutional Fund Advisors II, Inc." The Portfolio is an open-end, diversified investment management company. The Directors of Legg Mason Charles Street Trust, Inc. may, without shareholder approval, create, in addition to the Portfolio, other series of shares representing separate investment portfolios. Any such series may be divided without shareholder approval into two or more classes of shares having such terms as the directors may determine. Establishment and offering of additional portfolios or classes of shares of a portfolio will not alter the rights of the Portfolio's shareholders. The rights of the Portfolio's shareholders cannot be modified by other than a majority vote.

         The Corporation has a total of 10 billion shares of common stock at par value of $0.001. Each share has one vote, with fractional shares voting proportionally. Shares of all classes of the Portfolio will vote together as a single class except when otherwise required by law or as determined by the Directors. Shares are freely transferable, are entitled to dividends as declared by the Directors, and, if the Portfolio were liquidated, would receive the net assets of the Portfolio. Voting rights are not cumulative, and all shares of the Portfolio are fully paid, redeemable and non-assessable and have no conversion rights. Shares do not have preemptive rights or subscription rights.

         Although the Portfolio does not intend to hold annual shareholder meetings, it will hold a special meeting of shareholders when the 1940 Act requires a shareholder vote on certain matters (including the election of Directors in certain cases or approval of an advisory contract) or the Directors otherwise deem a meeting appropriate or necessary.

Other Information

         State Street Bank and Trust Company ("State Street"), P.O. Box 1790, Boston, Massachusetts 02105, serves as custodian of the Corporation's assets. As such, State Street holds in safekeeping certificated securities and cash belonging to the Corporation and, in such capacity, is the registered owner of securities in book-entry form belonging to the Corporation. Upon instruction, State Street receives and delivers cash and securities of the Corporation in connection with the Portfolio's transactions and collects all dividends and other distributions made with respect to the Portfolio's securities. State Street also maintains certain accounts and records of the Corporation. State Street also calculates the net asset value, total net income and net asset value per share of the Portfolio on a daily basis (and as otherwise may be required by the 1940 Act) and performs certain accounting services for the Portfolio.

         State Street serves as transfer and dividend-disbursing agent and administrator of various shareholder services. LM Fund Services, Inc. ("LMFS") serves as sub-transfer agent to the Portfolio assisting State Street with certain of its duties as transfer agent. LMFS, an affiliate of Legg Mason, receives from State Street for its services a percentage of the per account fees the Portfolio pays Sate Street for transfer agency services. Shareholders who request an historical transcript of their account will be charged a fee based on the number of years researched. The Corporation reserves the right, upon at least 60 days' prior written notice, to make other charges to investors to cover administrative costs. LMFS may also receive compensations for providing certain shareholder services to Financial Intermediary and Institutional Class shareholders of the Portfolio.

Independent Registered Public Accounting Firm

         PricewaterhouseCoopers LLP, 250 W. Pratt Street, Baltimore, MD 21201, serves as the Corporation's independent registered public accounting firm.

FINANCIAL STATEMENTS

The Annual Report to shareholders for the fiscal year ended March 31, 2005, contains the financial statements, accompanying notes and the report of Ernst & Young LLP, the Portfolio's independent registered public accounting firm during that period, all of which are hereby incorporated by reference herein.

APPENDIX A

                                LEGG MASON FUNDS
                              PROXY VOTING POLICIES
                               (Revised 8/11/2004)

These policies are designed to address the rights and responsibility of the Legg Mason funds to ensure that proxies held by the funds are voted in the best interests of each respective fund. Some Legg Mason funds, particularly fixed-income funds, will rarely own securities that have corresponding voting rights. Other funds, however, own equity securities and these policies are designed to assure that proxies are voted in the best interests of the funds, to address potential conflicts of interest, and to keep proxy voting records.

1. Voting Proxies - Proxies solicited for items of business with respect to issuers whose voting securities are owned by a Legg Mason fund, if voted by the fund, must be voted in the best interests of the fund.

2. Proxy Voting Policies of Advisers to Legg Mason Funds - Each investment adviser and sub-adviser to a Legg Mason fund must have written proxy voting policies and procedures, including policies and procedures to address potential material conflicts between an adviser and its clients (including the fund). Each different adviser may have different proxy voting policies and procedures that are individually tailored to fit its respective businesses and investment styles.

3. Funds' Proxy Voting Policies and Procedures - The investment advisers and sub-advisers to the Legg Mason funds are responsible for managing the assets of the fund or funds they manage, including voting proxies. In accordance with the procedures noted below, the Board of Directors/Trustees of the Legg Mason funds will initially and periodically review and approve the use of the advisers' policies for the voting of the funds' proxies. The policies and procedures that a fund will utilize with respect to proxy voting shall be the proxy voting policies and procedures of the adviser or sub-adviser that actually manages the assets of the fund. Each adviser or sub-adviser is responsible for maintaining all proxy voting records required to be established and maintained by the Legg Mason funds and shall provide such records to the funds upon request.

4. Annual Review - An adviser's proxy voting policies and procedures must be initially reviewed and their use on behalf of a Legg Mason fund approved by the Board of Directors/Trustees. In addition, on an annual basis, each adviser must report any significant problems that arose during the year, any material conflicts, how such conflicts were addressed, and the total number of proxies voted during the previous year. Advisers should also be prepared to discuss any novel or controversial proxy votes during their semi-annual reports to the Board of Directors/Trustees and any votes that were made inconsistent with the adviser's stated proxy voting policies and procedures.

5. Changes to Advisers' Policies and Procedures - On an annual basis, any changes to an adviser's proxy voting policies and procedures, as relevant to the funds, must be reported to the Board of Directors/Trustees, which shall review and, in its discretion, approve the use of such amended proxy voting policies and procedures.

                          Legg Mason Fund Adviser, Inc.
                               Proxy Voting Policy


LMFA delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, to each sub-adviser through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds' Board reviews and approves the use of those policies and procedures. Accordingly, LMFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMFA (or its affiliates if such conflict is known to persons responsible for voting at LMFA) and any fund, the Board of Directors of LMFA shall consider how to address the conflict and/or how to vote the proxies. LMFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

Questions regarding this policy should be referred to the Legal and Compliance Department of Legg Mason Wood Walker, Incorporated.

                                [GRAPHIC OMITTED]

                     BATTERYMARCH FINANCIAL MANAGEMENT, INC.

                      PROXY VOTING POLICIES AND PROCEDURES


INTRODUCTION

Batterymarch's primary focus and responsibility is to preserve and enhance its clients' investment returns. An integral part of this responsibility is encouraging good corporate governance practices by the companies we invest in through conscientiously exercising shareholder rights. We believe this will result in increased value for shareholders.

Batterymarch has adopted and implemented the following policies and procedures, which we believe are reasonably designed to ensure that Batterymarch's votes are cast in a consistent manner that place our clients' interests first.

Batterymarch's Proxy Voting Philosophy and Guidelines are an integral part of this document.

VOTING AND MONITORING RESPONSIBILITY

         Batterymarch's Compliance Department is responsible for managing and monitoring proxy voting operations. Batterymarch has retained Institutional Shareholder Services ("ISS"), a recognized authority on proxy voting and corporate governance, to provide day-to-day proxy voting services, including, but not limited to, obtaining information from clients' custodians, reconciling proxy ballots, providing vote recommendations, voting, recordkeeping and reporting. Batterymarch's compliance personnel are responsible for managing the relationship with ISS and ensuring that Batterymarch's fiduciary obligations are met.

VOTING AUTHORITY

Batterymarch assumes voting authority for all client accounts unless a client's Investment Management Agreement explicitly states otherwise.

HOW PROXIES ARE VOTED

         Batterymarch's policy is generally to vote in accordance with the recommendations of ISS. Voting will normally be conducted in accordance with ISS's standard guidelines. However, a client may direct Batterymarch to vote in accordance with the guidelines of Proxy Voter Services ("PVS"), an independent division of ISS which focuses on the specific concerns of Taft-Hartley plans and which conform to the AFL-CIO voting guidelines. In instances where ISS has not made any recommendations with respect to a proxy, Batterymarch will generally vote in accordance with ISS's proxy voting guidelines.

Under certain circumstances, Batterymarch may believe that it will be in the best interests of clients to vote against ISS's recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS's general proxy voting guidelines. In such cases, provided that Batterymarch's Compliance Department does not identify a material conflict of interest in overriding an ISS vote recommendation or voting against ISS's proxy voting guidelines, Batterymarch will override the voting recommendation of ISS.

Batterymarch will generally cast votes for all shares for which it has voting authority, unless the cost of voting is presumed to outweigh the benefit. Batterymarch's policy regarding when it may not vote proxies is described below.

CONFLICTS OF INTEREST

Potential conflicts of interest may arise due to a variety of reasons that could affect how Batterymarch votes proxies. Batterymarch manages assets for a wide variety of clients that may have mutually exclusive goals regarding the outcome of a shareholders meeting. Batterymarch may have a conflict of interest when a company that is soliciting a proxy is an advisory client of Batterymarch, or when Batterymarch's employees have an interest in a proxy voting proposal that is at variance with the interests of Batterymarch's clients. With the ability to influence the outcome of a corporation's shareholders meeting comes the responsibility to prevent potential conflicts of interest from affecting the way we cast our votes. Batterymarch attempts to minimize material conflicts of interest by using pre-determined voting guidelines and by obtaining vote recommendations from ISS.

If one or more members of Batterymarch's investment teams believe that it will be in the best interests of clients to vote against ISS's recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS's general proxy voting guidelines, Batterymarch's Compliance Department will be responsible for identifying any proxy voting proposals that present a conflict of interest. If such a proposal is identified, Batterymarch's compliance personnel will decide whether it presents a material conflict of interest.

         If a conflict of interest is identified, proxy proposals that are "routine," such as uncontested elections of directors, meeting formalities, and approval of financial statements, generally will not result in a material conflict of interest. Material conflicts of interest are more likely to result from non-routine proxy proposals. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

         If Batterymarch's Compliance Department determines that a material conflict of interest exists, Batterymarch may vote the proposal in accordance with either (a) the recommendations of ISS, (b) another authorized person of Batterymarch if the material conflict of interest does not relate to such other person or Batterymarch itself, or (c) each client whose portfolio includes the applicable security. If Batterymarch solicits instructions from clients on how to vote a proposal or proxy, Batterymarch may or may not disclose to such clients the nature of the conflict of interest.

WHEN BATTERYMARCH MAY NOT VOTE

Batterymarch generally does not vote proxies when it determines that the cost of voting outweighs the benefit of doing so. For example, voting proxies for shares of foreign securities may involve significant costs, such as translation of proxy materials. In some foreign markets, there are laws that prevent Batterymarch from selling shares for a period of time before and/or after a shareholder meeting (also known as "share blocking"). Where share blocking occurs, shares must be "frozen" for trading purposes in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to several weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in share blocking markets,

Batterymarch retains the right whether or not to vote, based on the determination of Batterymarch's investment personnel.

ISS sends a weekly report of upcoming meetings in share blocking markets detailing each client account entitled to vote, the number of shares held, type of meeting and blocking period. Batterymarch's Compliance Department monitors these upcoming meetings, consults with Batterymarch investment team members responsible for investing in each market and arrives at a decision on whether or not to vote.

RECORDKEEPING AND REPORTING

ISS maintains complete records of all votes cast on behalf of each of Batterymarch's client accounts, including the number of shares held, meeting date, type of meeting, management recommendation, and the rationale for each vote. ISS provides Batterymarch with periodic, customized reports for each client account for which Batterymarch votes proxies.

REQUESTS TO OBTAIN PROXY VOTING INFORMATION

Batterymarch provides proxy voting summary reports to clients for whom we exercise voting responsibility on an annual basis or more frequently, subject to such clients' reporting requirements. Batterymarch is able to provide such reporting either electronically or in hard copy format. Batterymarch also provides a copy of its proxy voting guidelines to clients upon request.

A log of client requests for proxy voting information and details on the fulfillment of those requests is maintained by Batterymarch's Compliance Department.

Client requests for obtaining information about Batterymarch's proxy voting guidelines or information about how Batterymarch voted client securities, if applicable, can be obtained by contacting Batterymarch:

By mail

Batterymarch Financial Management, Inc.

Attention: Compliance Department

200 Clarendon Street, 49th Floor

Boston, Massachusetts   02116

USA

By telephone

(617) 266-8300

                                [GRAPHIC OMITTED]

                     BATTERYMARCH FINANCIAL MANAGEMENT, INC.

                             PROXY VOTING PHILOSOPHY

         Batterymarch recognizes that proxy voting is an integral part of its responsibilities as an investment manager. As a general principle, Batterymarch believes proxies should be voted solely in the best interests of its clients. Batterymarch generally votes proxies with a view to enhancing the value of the securities held in client accounts; Batterymarch will generally vote for any proposal that will maximize shareholder wealth or expand shareholder rights, and vote against any proposal that might decrease shareholder wealth or rights.

         When Batterymarch is responsible for voting proxies, Batterymarch's policy is generally to vote in accordance with the recommendations of Institutional Shareholder Services ("ISS"), a recognized authority on proxy voting and corporate governance. Voting will normally be conducted in accordance with ISS's standard guidelines. However, a client may direct Batterymarch to vote in accordance with the guidelines of Proxy Voter Services ("PVS"), an independent division of ISS which focuses on the specific concerns of Taft-Hartley plans and which conform to the AFL-CIO voting guidelines. In instances where ISS has not made any recommendations with respect to a proxy, Batterymarch will generally vote in accordance with ISS's proxy voting guidelines.


PROXY VOTING GUIDELINES

In the absence of any specific direction from clients, proxy voting will normally be conducted in accordance with ISS's standard guidelines. The following are concise summaries of ISS's standard proxy voting policy guidelines relating to domestic and global proxies.

DOMESTIC PROXY VOTING GUIDELINES

AUDITORS
Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:
o Tenure of the audit firm
o Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price
o Length of the rotation period advocated in the proposal
o Significant audit-related issues

BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Generally, vote CASE-BY-CASE.  But WITHHOLD votes from:
o Insiders and affiliated outsiders on boards that are not at least majority independent
o Directors who sit on more than six boards
o Compensation Committee members if there is a disconnect between the CEO's pay and performance

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)
Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

POISON PILLS
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

MERGERS AND CORPORATE RESTRUCTURINGS
Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

REINCORPORATION PROPOSALS
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION
         Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
         Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
         Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
o It is intended for financing purposes with minimal or no dilution to current shareholders
o It is not designed to preserve the voting power of an insider or significant shareholder

EXECUTIVE AND DIRECTOR COMPENSATION
ISS applies a quantitative methodology, but for Russell 3000 companies will
also  apply  a  pay-for-performance   overlay  in  assessing   equity-based
compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.
Vote FOR a plan if the cost is reasonable (below the cap) unless either of the following conditions apply:
o The plan expressly permits repricing without shareholder approval for listed companies; or
o There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o        Historic trading patterns
o        Rationale for the repricing
o        Value-for-value exchange
o        Option vesting
o        Term of the option
o        Exercise price
o        Participation

EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
o Purchase price is at least 85 percent of fair market value

o Offering period is 27 months or less, and
o Potential voting power dilution (VPD) is 10 percent or less.
Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.


SHAREHOLDER PROPOSALS ON COMPENSATION
Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:
o Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards
o Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

SOCIAL AND ENVIRONMENTAL ISSUES
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

         In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:
o    FOR proposals for the company to amend its Equal Employment Opportunity
     (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.
o AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

GLOBAL PROXY VOTING GUIDELINES
         In addition to the guidelines summarized below, ISS has country- and market-specific policies that are applied when voting proxies.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS
Vote FOR approval of financial statements and director and auditor reports, unless:
o  there are concerns about the accounts presented or audit procedures used; or
o the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
o there are serious concerns about the accounts presented or the audit procedures used;
o  the auditors are being changed without explanation; or
o nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS
Vote FOR the appointment or reelection of statutory auditors, unless:
o there are serious concerns about the statutory reports presented or the audit procedures used;

o  questions exist concerning any of the statutory auditors being appointed; or
o the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME
Vote FOR approval of the allocation of income, unless:
o the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
o  the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE
         Vote FOR most stock (scrip) dividend proposals.
         Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION
         Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS
Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS
Vote FOR management nominees in the election of directors, unless:
o  Adequate disclosure has not been met in a timely fashion;
o  There are clear concerns over questionable finances or restatements;
o  There have been questionable transactions with conflicts of interest;
o  There are any records of abuses against minority shareholder interests; and
o  The board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

DIRECTOR COMPENSATION
Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry. Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis. Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

DISCHARGE OF BOARD AND MANAGEMENT
Vote FOR discharge of the board and management, unless:
o there are serious questions about actions of the board or management for the year in question; or
o  legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL
Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
o the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
o the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).
Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.
Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid. Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS
Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS
Vote FOR share repurchase plans, unless:
o  clear evidence of past abuse of the authority is available; or
o  the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS
Vote FOR mergers and acquisitions, unless:
o the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
o the company's structure following the acquisition or merger does not reflect good corporate governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS
Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS
Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS
Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.